XFORMITY TECHNOLOGIES, INC.

NOTICE OF SPECIAL MEETING
TO BE HELD ON _____________, 2013

TO THE SHAREHOLDERS OF XFORMITY TECHNOLOGIES, INC.

       You are cordially invited to attend a special meeting of shareholders of XFormity Technologies, Inc. to be held on _______________, 2013 at __:00 a.m. local time, at _____________________________________.

       At the special meeting, you will be asked to vote on the following:

1.  To approve the sale of substantially all of the assets of our wholly-owned subsidiary, XFormity, Inc., to Altametrics XFormity, LLC, a Delaware limited liability company in exchange for $1,300,000 in cash as set forth in the Asset Purchase Agreement between the parties dated effective as of August 1, 2012;

2.   Subject to the approval of the Asset Sale, to authorize the Board of Directors to change the name of the Company to a name approved by the Board at such time in the future as the Board may determine, in its sole discretion.

3.   To approve a reverse stock split by a ratio determined by our board of directors of up to 1-for-20 of the issued and outstanding shares of our common stock and issued and outstanding options, warrants and other rights convertible into shares of our common stock, all at the discretion of our board of directors to be implemented in the future as and when determined by our board of directors;

4.  To transact any other business as may properly come before the special meeting, including any adjournment or postponement of this meeting.

       Only shareholders of record at the close of business on _______________, 2013 are entitled to receive notice of and to vote at the special meeting and at any adjournment and postponement.

       Your vote as a shareholder of XFormity Technologies, Inc. is important. You may vote your shares:

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by completing, signing, dating and returning the enclosed proxy card as promptly as possible using the postage prepaid envelope provided; or

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by dialing 1-800-____________] and voting in accordance with the instructions given to you on the telephone; or

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via the Internet in accordance with the instructions given to you at www.eproxy.com; or

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in person at the special meeting even if you voted your shares before the meeting.

Dated:____________________, 2012	By Order of the Board of Directors

________________________________________
______________, Secretary

SUMMARY TERM SHEET

This section contains a summary of the material features of the Asset Sale and other matters to be voted upon at the special meeting of shareholders.  This summary may not contain all of the information that is important to you to understand the Asset Sale fully. We strongly encourage you to read carefully the entire proxy statement.  We have included the Asset Purchase Agreement as Annex A.  This summary includes page references in parentheses to direct you to more complete descriptions of the topics presented in this summary.

•

Based on the general sluggish economic climate in our industry segment and our recent operating history, we have determined that it is very unlikely that we will be able to achieve any meaningful growth in revenues in the near term and that any profits from operations will be insignificant.  Accordingly, our board of directors has approved the sale of substantially all of our assets to Altametrics XFormity, LLC (“Altametrics”).  Altametrics is a limited liability company organized under the laws of Delaware.   (See p. 11)

•

We entered into an Asset Purchase Agreement (“APA”) with Altametrics effective August 1, 2012.  Under the terms of the Asset Purchase Agreement, we have agreed to sell all of our operating assets (“Asset Sale”).  Completion of the Asset Sale is subject to shareholder approval and other closing conditions.  (See p. 28)

•

The purchase price for our assets is $1,300,000 in cash.  (See p. 28)

•

The closing date for the Asset Sale will be no later than March 31, 2013.  (See p. 28)

•

Concurrently with entering into the APA, we also executed with Altametrics (i) a Management Agreement under which Altametrics will manage the operations of our Business pending consummation of the APA, and (ii) a License Agreement pursuant to which, in consideration of a one-time payment in the amount of $300,000, we granted to Altametrics a non-exclusive license to utilize our intellectual property (“IP”).

•

We have not received an independent appraisal of the fairness of this transaction.  We believe, however, that the consideration offered for our assets is fair and that the transaction is in the best interest of our shareholders.  (See p. 30)

•

All proceeds from the Asset Sale will be paid to the holders of our outstanding Convertible Debentures as a condition to their agreement to release their senior UCC lien encumbering our assets.  The principal amount and accrued and unpaid interest outstanding under the Debentures is more than the net proceeds which we will realize from the Asset Sale. No proceeds from the Asset Sale will be distributed to shareholders.  (See p. 12)

•

After the Asset Sale, our principal asset will be our public company status. We intend to acquire another business or merge with another company, although no acquisition target has been identified.  (See p. 18)

•

Management believes that after the Asset Sale we will be able to use our public company status to acquire another business with greater potential for future growth and that acquiring another business or merging with another company could enhance the value of our shareholders' investments.  (See p. 19)

•

There are numerous risks associated with the Asset Sale.  Shareholders are urged to read and carefully consider the risk factors associated with the Asset Sale.  (See p. 33)

•

Our board of directors unanimously recommends that shareholders vote in favor of the proposal to approve the Asset Sale.  (See p. 4)

•

Approval of the Asset Sale requires the affirmative vote of a majority of the outstanding shares of our common stock.  (See p. 5)

XFORMITY TECHNOLOGIES, INC.

4100 Spring Valley Road, Suite 800

Dallas, Texas  75244

PROXY STATEMENT

FOR

A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON ____________, 2013

This proxy statement is being furnished to the shareholders of XFormity Technologies, Inc. ("XFormity" or the "Company") in connection with the solicitation by XFormity of proxies to be used at the special meeting of shareholders on ____________, 2013, at the time, place and for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

This proxy statement was mailed on or about ____________ to all shareholders entitled to vote at the special meeting.  XFormity will pay for all costs associated with the solicitation of proxies for the special meeting.

As a shareholder, you must consider and vote upon the following proposals at the special meeting:

•	to approve the sale of substantially all of our assets to Altametrics, LLC in exchange for $1,300,000 in cash all as set forth in the Asset Purchase Agreement between the parties dated August 1, 2012;

•	subject to the shareholders' approval of Proposal No. 1 above, to approve the change of our corporate name as selected by our board of directors in their discretion;
•

to approve a reverse stock split by a ratio to be determined by our board of directors of up to 1-for-20 of the issued and outstanding shares of our common stock and issued and outstanding options, warrants and other rights convertible into shares of our common stock, all at the discretion of our board of directors to be implemented in the future as and when determined by our board of directors;

•	to transact any other business as may properly come before the special meeting.

Each copy of this proxy statement mailed to our shareholders is accompanied by a form of proxy for use at the special meeting.

THE BOARD RECOMMENDS A VOTE FOR

APPROVAL AND ADOPTION OF ALL OF THE FOREGOING PROPOSALS.

Record Date; Quorum

       Our board of directors has fixed the close of business on ___________, 2013 as the record date for the determination of the holders of common stock entitled to receive notice of and to vote at the special meeting.  The presence, in person or by proxy, of the holders of one-third of the outstanding shares of common stock entitled to vote at the special meeting is necessary to constitute a quorum. Shares of common stock represented at the special meeting by a properly executed, dated and returned proxy will be treated as present at the special meeting for purposes of determining a quorum.

Vote Required

       As of the record date for the special meeting, there were ___________ shares of our common stock outstanding, each of which is entitled to one vote on each matter properly submitted at the special meeting.

       Approval of the Asset Sale requires the affirmative vote of the holders of a majority of all outstanding shares of our common stock.  Of the shares of common stock present or represented and voting at the special meeting, the votes cast in favor of the proposal must exceed the votes cast in opposition of the proposal for the following proposals:

• •	to approve the name change; to approve a reverse split.

       Any broker non-votes and abstaining votes will not be counted in favor of the proposals presented at the special meeting.  Broker non-votes and abstentions will have the same effect as votes cast against the proposal to approve the Asset Sale because applicable law requires approval of a majority of all outstanding shares of common stock.  Because the other proposals require only that votes cast in favor of the proposals exceed the votes cast in opposition of the proposals, broker non-votes and abstentions will have no effect on the results of the voting as long as a quorum is present.

Voting of Proxies

       Shares of common stock represented by a valid proxy, unless subsequently revoked, will be voted in accordance with the instructions thereon.  If a blank proxy is returned to us, the shares it represents will be voted:

•

FOR Proposal No. 1 to approve the Asset Sale; and,

•

FOR Proposal No. 2 to approve the name change;

•

FOR Proposal No. 3 to approve a reverse split; and

according to the judgment of the persons named in the enclosed proxies as to any other action that may properly come before the special meeting or any adjournment thereof.  The persons named as proxies by a shareholder may propose and vote for one or more adjournments of the special meeting to permit further solicitations of proxies. However, no proxy that is voted against the approval of the proposals will be voted in favor of any adjournment.  An adjournment proposal requires the affirmative vote of a majority of the shares present or represented by proxy at the meeting, therefore, broker non-votes and abstentions will have no effect.

Revocability of Proxies

       The grant of a proxy on the enclosed form does not preclude a shareholder from voting in person. A shareholder may revoke a proxy at any time prior to its exercise by submitting a signed written revocation to the secretary the Company, by submitting a signed proxy bearing a later date or by appearing at the special meeting and voting in person at the special meeting. No annual form of revocation is required. Attendance at the special meeting will not, in and of itself, constitute revocation of a proxy.

Solicitation of Proxies

       In addition to solicitation by mail, the directors, officers and employees of the Company may solicit proxies from our shareholders by telephone, the Internet or by other means of communication. The directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by these persons.  We will reimburse the custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

       THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING ARE OF GREAT IMPORTANCE TO OUR SHAREHOLDERS. ACCORDINGLY, OUR SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

       SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES WITH THEIR PROXY CARDS. IF THE PROPOSALS PRESENTED AT THE SHAREHOLDER MEETING ARE APPROVED BY THE SHAREHOLDERS AND THE ASSET SALE IS COMPLETED, CURRENT SHAREHOLDERS WILL CONTINUE TO HOLD THEIR EXISTING SHARES OF XFORMITY COMMON STOCK.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth information with respect to beneficial ownership of our common stock at January 1, 2013 by each person who beneficially owns more than 5% of the common stock; by each of our executive officers named in the Management section; by each of our Directors; and by all executive officers and Directors as a group. Unless otherwise indicated, we believe all persons in the table have sole voting and investment power for all shares beneficially owned by them. (1)

Name and Address of Beneficial Owner (2) (3)	Shares	Percent
Chris Ball (4)	1,602,465	2.33%
Drew Seale (5)	1,415,298	2.06%
Michael Shahsavari (6)	1,938,667	2.82%
Farzin Ferdowsi (7)	6,052,300	8.79%
Homayoun Aminmadani (8)	6,047,067	8.78%
Jack Rabin (9)	1,027,500	1.49%
Ken Johnson	580,600.84%
Farsheed Ferdowsi	629,155.91%
Cook County Pension and Benefit Fund	4,037,724	5.87%

All officers and directors as a group-seven persons	7,193,685	10.45%

(1)

Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership.  Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

The percentages shown are calculated based upon 53,756,553 shares of common stock outstanding on January 1, 2013. In calculating the percentage of ownership, unless as otherwise indicated, all shares of common stock that the identified person or group had the right to acquire within 60 days of January 1, 2013 upon the exercise of options, warrants and conversion feature under the convertible debenture are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(3)

Unless otherwise stated, the beneficial owner's address is c/o 4100 Spring Valley Road, Suite 800, Dallas, Texas 75244.   Messrs. Shahsavari, Ferdowsi and Aminmadani address is 1728 General George Patton Drive, Suite 200, Brentwood, TN 37027.

(4)	Includes debentures convertible to acquire 166,667 shares at $0.12 per share; warrants to acquire 41,667 shares at $0.14; warrants to acquire 41,666 shares at $0.18, at the option of the holder
(5)	Includes debentures convertible to acquire 41,667 shares at $0.12 per share; warrants to acquire 10,417 shares at $0.14; warrants to acquire 10,416 shares at $0.18, at the option of the holder
(6)	Includes debentures convertible to acquire 833,333 shares at $0.12 per share; warrants to acquire 208,334 shares at $0.14; warrants to acquire 208,333 shares at $0.18, at the option of the holder

(7)	Includes debenture convertible to acquire 2,140,350 shares at $0.12 per share; warrants to acquire 535,087 shares at $0.14; warrants to acquire 535,087 shares at $0.18, at the option of the holder.
(8)	Includes debenture convertible to acquire 2,140,333 shares at $0.12 per share; warrants to acquire 535,083 shares at $0.14; warrants to acquire 535,083 shares at $0.18, at the option of the holder.
(9)

Mr. Rabin has gifted 1,027,500 shares to the Arthur J. Rabin Irrevocable Marital Trust, in which Mr. Rabin disclaims any beneficial ownership. Includes debenture convertible to acquire 291,667 shares at $0.12 per share; warrants to acquire 72,917 shares at $0.14; warrants to acquire 72,916 shares at $0.18, at the option of the holder

Safe Harbor for Forward-looking Statements

In General

       This proxy statement contains statements that plan for or anticipate the future.  In this prospectus, forward-looking statements are generally identified by the words "anticipate," "plan," "believe," "expect," "estimate," and the like.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements regarding the following:

*	consulting and strategic business relationships;

*	statements about our future business plans and strategies;

*	anticipated operating results and sources of future revenue;

*	growth;

*	adequacy of our financial resources;

*	competitive pressures;

*	changing economic conditions;

*	expectations regarding competition from other companies; and

*	our ability to manufacture and distribute our products.

       Although we believe that any forward-looking statements we make in this prospectus are reasonable, because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied.  For example, a few of the uncertainties that could affect the accuracy of forward-looking statements, besides the specific factors identified in sections titled Risk Factors elsewhere in this proxy statement, include:

*	changes in general economic and business conditions affecting Internet industries;

*	technical developments that make our products or services less competitive or obsolete;

*	changes in our business strategies;

*	the level of demand for our products and services; and

*	our ability to develop or maintain strategic relationships within the e-commerce industries, which are critical to gaining market share.

       In light of the significant uncertainties inherent in the forward-looking statements made in this prospectus, particularly in view of our early stage of operations, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved.

We are not undertaking any responsibility to release publicly any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this proxy statement.

Additionally, we are not undertaking any responsibility to update you on the occurrence of any unanticipated events which may cause actual results to differ from those expressed or implied by the forward-looking statements contained in this proxy statement. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this proxy statement.

QUESTIONS AND ANSWERS

Q:	WHY IS THE COMPANY PROPOSING TO SELL SUBSTANTIALLY ALL OF ITS ASSETS?	A: Our board of directors believes that the Asset Sale offers the following advantages:

		*	While we believe there exists a viable commercial market for our technology, we have been unable to penetrate that market.

		*	Our ability to sell to customers has been compromised by our weak balance sheet, concerns about our viability and our limited track record.

		*	We have been unable to attract sufficient working capital to retain key technical and management employees.

		*	The buyer, Altametrics, operates in a similar technology sector with existing marketing channels.

		*	We believe our products will integrate successfully with the products offered by Altametrics to substantially enhance the value of Altametrics and its shares.

		*	We will have an opportunity to seek other acquisitions to further enhance value to our shareholders.

Q:	WHO IS THE PURCHASER?	A: The purchaser will be Altametrics Xformity, LLC. Altametrics is a limited liability company organized under the laws of the state of Delaware.

Q:	WHAT IS THE PURCHASE PRICE FOR THE ASSETS OF OUR COMPANY?	A: The purchase price is $1,300,000 in cash.

Q:	WILL ANY OF THE PROCEEDS OF THE ASSET SALE BE DISTRIBUTED TO SHAREHOLDERS?

A:  No, the proceeds of the Asset Sale will not be distributed to shareholders. We will use the proceeds of the Asset Sale to retire our senior secured debt whose holders have a lien on our Assets.  We must retire the senior secured debt in order to be able to convey our Assets to Altametrics.

Q:	WHAT WILL HAPPEN IF THE ASSET SALE IS APPROVED?

A:  If the Asset Sale is approved, we will complete the sale of our assets subject to satisfaction of the closing conditions set forth in the APA.  After the closing, we will seek to merge with or acquire an operating company that would be interested in our entity with its publicly-traded stock. Our shareholders will not directly receive any consideration from the Asset Sale, and your stock will continue to have the same rights as it did before the sale.

Q:	IF THE ASSET SALE IS COMPLETED, WILL THE COMPANY BE DEEMED A “SHELL COMPANY”, AND IF SO, WHAT ARE THE CONSEQUENCES?

A:  If the Asset Sale is completed before we merge with or acquire another operating company, we will likely be deemed a “shell company” within the meaning of Rule 405 of Regulation C under the Securities Act.  If we are deemed a shell company, we will be subject to certain restrictions and limitations applicable to shell companies, which include the prohibition of any resales of our outstanding restricted securities under Rule 144 for a period beginning when we become a shell company and ending twelve (12) months after we ceased being a shell company.

Q:	WHAT WILL HAPPEN IF THE ASSET SALE IS NOT APPROVED?

A:  If our shareholders do not approve the Asset Sale, the holders of our senior secured convertible debentures have indicated that they will exercise their right to foreclose on all of our assets under the terms of their Security Agreement.  Those Debenture holders have executed a back-up Asset Purchase Agreement with Altametrics to sell to Altametrics all of XFormity’s assets which they acquire through foreclosing on their UCC lien.  The financial terms of the back-up APA provide for the payment by Altametrics to the Debenture Holders the sum of $1.3 million in cash, once the foreclosure is completed.  As a result, if the shareholders do not approve the Asset Sale, the assets will nevertheless be sold, and the Company will not receive any of the proceeds from such foreclosure.

Q:	DO I HAVE APPRAISAL RIGHTS IN CONNECTION WITH THE ASSET SALE?	A: Yes. Under Colorado law, you will have appraisal rights in connection with the Asset Sale. This proxy statement includes an explanation of how you can exercise your appraisal rights.

Q:	WHAT VOTE IS REQUIRED TO APPROVE THE ASSET SALE?

A:  Approval of the Asset Sale will require the affirmative vote of a majority of the outstanding shares of our common stock.  Only votes that are cast in favor of the Asset Sale will have any effect in winning approval for the Asset Sale. If a shareholder does not vote on this proposal, the failure to vote will be the same as a vote against the proposal.  Therefore, it is important that our shareholders exercise their right to vote in this matter.

On January 1, 2013, the Company had _________________ shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. Based on our current issued and outstanding shares, __________ shares constitutes a majority of the shares of Common Stock issued.

Q:	WHAT OTHER PROPOSALS WILL THE SHAREHOLDERS CONSIDER AT THE SPECIAL MEETING?

A:  Shareholders are also being asked to consider the following proposals: (i) subject to approval of the Asset Sale transaction, to change our name at the discretion of the board of directors; and (ii) to approve a reverse stock split of our outstanding securities of up to 1-for-20 at the discretion of our board of directors.

Q:	WHAT SHOULD I DO IF MY SHARES ARE HELD BY MY BROKER IN "STREET NAME"?

A:  A shareholder's shares held in "street name" will not be voted on any matter if the shareholder does not provide his broker with instructions on how to vote the "street name" shares. A shareholder whose shares are held in "street name" should instruct his broker on how to vote the shares, following the directions provided by the broker. Please check the voting form used by the broker to see if the broker will permit a vote by telephone or over the Internet.

Q:	HOW DO I VOTE?

A: After you read this document, please complete, sign, date and mail your proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented and voted at the special meeting.

Alternatively, you can vote your proxy over the Internet using the following instructions at www.eproxy.com. You can also vote by telephone by dialing (800) __________.

Delivery of your proxy card or voting your proxy over the Internet will not in any way affect your right to attend the special meeting in person.

Q:	CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the special meeting for shares held directly in your name. You may accomplish this by completing a new proxy or by attending the special meeting and voting in person.  Attendance at the special meeting alone will not cause your previously-granted proxy to be revoked unless you vote in person.  For shares held in "street name," you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	MAY I ATTEND THE SPECIAL MEETING IN PERSON?

A: You may attend the special meeting in person if you have shares registered in your name or if you have a valid proxy in your favor from the registered holder.  If the shares are registered in the name of a corporation or other organization, bring a letter from an authorized agent of that corporation or organization giving you authority to vote its shares.

Q:	IF I HAVE SHARES REGISTERED IN MY NAME OR IF I HAVE A PROXY IN MY FAVOR FROM A REGISTERED HOLDER, WHAT DO I NEED TO DO TO ATTEND THE SPECIAL MEETING IN PERSON?	A: Just bring proper photographic identification to the meeting, such as a driver's license, passport or United States military identification

Q:	WILL INSIDERS HAVE ANY SPECIAL INTEREST IN THE ASSET SALE?

A:  Yes.  Chris Ball, our CEO, and Drew Seale, our CTO, have resigned as salaried employees of the Company and accepted employment with Altametrics.  In addition, some of our officers and directors are holders of the senior secured Debentures that will be repaid out of the proceeds of the Asset Sale.

Q:	WHAT ARE THE INCOME TAX CONSEQUENCES OF THE ASSET SALE?

A:  There are no federal or state income tax consequences to our shareholders as a result of the Asset Sale.  There may be gain or loss realized by the Company as a result of the transaction, but those consequences will not affect our shareholders.

WHO CAN HELP ANSWER YOUR QUESTIONS

XFormity Technologies, Inc.
4100 Spring Valley Road
Dallas, TX 75244
Tel. (972) 661-1200
Attn.: Chris Ball, Chief Executive Officer

 The address and phone number of Altametrics’s principal executive offices are as follows:

Altametrics Xformity, LLC 3191 Red Hill Avenue, Suite 100 Costa Mesa, CA 92626

SELECTED FINANCIAL DATA AND UNAUDITED PRO FORMA FINANCIAL DATA

     The following is selected historical financial data of XFormity.  The XFormity data includes information as of and for each of the fiscal years ended June 30, 2012 and 2011 and the three month periods ending September 30, 2012 and 2011. The data has been derived from both audited and unaudited historical financial statements appearing elsewhere in this proxy statement or incorporated by reference from other reports filed by XFormity with the SEC and should be read in conjunction with those financial statements and their related notes.

       This information is only a summary and you should read it together with the financial statements and pro forma financial information included elsewhere in this proxy statement or incorporated by reference from other reports filed by XFormity with the SEC.

Selected Historical Financial Data of XFormity

	Three Months Ended September 30		Fiscal Year Ended June 30,
Statement of Operations Data:	2012	2011	2012	2011

Total Revenues	$ 254,838	$ 396,452	$ 1,499,004	$ 1,806,869
Operating expenses	371,058	387,429	1,416,709	1,815,323
(Loss) income from operations	(116,220)	9,023	82,295	(8,454)
Interest expense	28,517	87,033	320,926	154,892
Other income	300,000	55,955	514,086	356,262
Net Income (Loss) applicable to common stockholders	156,016	(23,716)	270,119	193,377
Basic and diluted loss per share	$ 0.00	$ (0.00)	$ 0.01	$ 0.00
Shares used in computing basic and diluted loss per share	53,756,553	53,339,977	53,646,854	51,931,553
	September 30,		June 30,
	2012	2011	2012	2011
Balance Sheet Data:
Working capital (deficit)	$(1,463,508)	$(1,809,458)	$(1,619,524)	$(1,889,643)
Total assets	340,919	191,121	306,818	175,508
Stockholders' (deficit)	$(1,463,508)	$(1,913,359)	(1,619,524)	(1,889,643)

Pro Forma Balance Sheet Data

The pro forma financial data of XFormity has been prepared assuming the transaction with Altametrics had been consummated at the beginning of each period shown. Actual future results may vary substantially from these assumptions.

	September 30,		June 30,
	2012	2011	2012	2011
Balance Sheet Data:
Working capital (deficit)	$ 201,338	$109,974	$(100,544)	$659,174
Total assets	207,688	347,117	17,689	895,573
Stockholders' (deficit)	(201,338)	(109,974)	(100,544)	659,174

	Fiscal Year Ended	Three Months Ended September 30,
	June 30, 2012	2012
Selected Pro Forma Financial Data
Expenses
General and administrative	$ 57,950	$ 48,819
Loss from operations	(57,950)	(48,819)
Interest expense	315,759	(27,375)
Change in fair value of derivatives	514,086	-
Net Income	140,377	(76,194)
Net Income (loss) per share – basic and diluted	$ (0.00)	$ (0.00)
Weighted average number of shares – basic and diluted	53,646,854	53,756,553

BUSINESS OF XFORMITY

The narrative description of XFormity’s historical business operations is contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, which has been incorporated into this proxy statement by reference.

Business Strategy After the Asset Sale

The following discussion describes the plan of operations that we intend to pursue if the proposed Asset Sale is approved by the shareholders at the special meeting.  The focus of the plan will be to identify new opportunities, which would consist of a new merger or acquisition candidate.  As of the date of this proxy statement, there exists no agreement, arrangement or understanding with respect to any potential business acquisition or other opportunity.

Plan of Operations

       We believe we can offer owners of potential merger or acquisition candidates the opportunity to acquire a controlling ownership interest in a public company at substantially less cost than is required to conduct an initial public offering.  The target company will, however, incur significant post-merger or acquisition registration costs in the event target company shareholders wish to offer a portion of their shares for subsequent sale.  Further, while target company shareholders will receive "restricted securities" in any merger or acquisition transaction, those restricted securities will represent, if a trading market develops for our common stock, ownership in a "publicly-traded" as opposed to a "privately-held" company.  We also believe target company shareholders may benefit in obtaining a greater ownership percentage in us remaining after a merger or acquisition than may be the case in the event a target company offered its shares directly for sale to the public.  Nevertheless, our officers and directors have not conducted market research and are not aware of statistical data which would support the perceived benefits of a merger or acquisition transaction for target company shareholders.

       We expect to concentrate primarily on the identification and evaluation of prospective merger or acquisition "target" entities, including private companies, partnerships or sole proprietorships.  We do not intend to act as a general or limited partner in connection with partnerships we may merge with or acquire.  We have not identified any particular area of interest within which we will concentrate our efforts.

       We contemplate that we will seek to merge with or acquire a target company with either assets or earnings, or both, and that preliminary evaluations undertaken by us will assist in identifying possible target companies.  We have not established a specific level of earnings or assets below which we would not consider a merger or acquisition with a target company. Moreover, we may identify a target company, which is generating losses, which it will seek to acquire or merge with us.  The merger with or acquisition of a target company which is generating losses or which has negative shareholders' equity may have a material adverse affect on the price of our common stock, if a public trading market develops.

       It should be noted, however, that our independent accountants audit report for the fiscal year ended June 30, 2012 contains a qualification that substantial doubts exist about our ability to continue as a going concern.

We do not have any specific Business Combination under consideration. We have not identified or been provided with the identity of, nor have we had any direct or indirect contact with, potential targets. Additionally, we have not engaged or retained any agent or other representative to identify or locate any suitable target, although we may do so after the effective date of this Registration Statement. Our efforts to identify a prospective Target Business will not be limited to a particular industry or geographic location.

Effecting a Business Combination .

General.

We are not presently engaged in, and we will not engage in, any substantive commercial business for an indefinite period of time following the effective date of this Registration Statement until we identify a Target Business and enter into a Business Combination, if ever. A Business Combination may involve the acquisition of, or merger with, a company which desires to have a class of securities registered under the Exchange Act, while avoiding what it may deem to be adverse consequences of undertaking a public offering itself. These include time delays, significant expenses, possible loss of voting control and compliance with various federal and state securities laws. As more fully described below under the heading “Form of acquisition; Opportunity for stockholder approval,” the proposed structure of any Business Combination may not require that we seek stockholder approval for the transaction and holders of our common stock may not have the opportunity to vote upon any such Business Combination.

  We have not identified a target business or target industry.

To date, we have not selected any Target Business or target industry on which to concentrate our search for a Business Combination. Our sole officer and director has not engaged in discussions on our behalf with representatives of other companies regarding the possibility of a potential merger, capital stock exchange, asset acquisition or other similar Business Combination with us, nor have we been approached by any candidates (or representatives of any candidates) with respect to a possible Business Combination with us. Additionally, we have not, nor has anyone on our behalf, taken any measure, directly or indirectly, to identify or locate any suitable Target Business, nor have we engaged or retained any agent or other representative to identify or locate such a Target Business. We have not conducted any research with respect to identifying the number and characteristics of the potential Target Business candidates. As a result, we cannot assure you that we will be able to locate a Target Business or that we will be able to engage in a Business Combination with a Target Business on favorable terms.

We will have virtually unrestricted flexibility in identifying and selecting a prospective Target Business. We have not established any specific attributes or criteria (financial or otherwise) for prospective Target Businesses. To the extent we affect a Business Combination with a financially unstable company or an entity in its early stage of development or growth, including entities without established records of sales or earnings, we may be affected by numerous risks inherent in the business and operations of financially unstable and early stage or potential emerging growth companies. Although our management will endeavor to evaluate the risks inherent in a particular Target Business, we cannot assure you that we will properly ascertain or assess all significant risk factors.

Sources of target businesses.

Management expects that Target Business candidates could be brought to our attention from various unaffiliated sources, including members of the financial community, as well as accountants and attorneys who represent potential Target Business candidates. Target Business candidates may be brought to our attention by these unaffiliated sources as a result of being solicited by us through calls or mailings. These sources may also introduce us to Target Businesses candidates they think we may be interested in on an unsolicited basis. Our sole officer and director, as well as his affiliates, may also bring to our attention Target Business candidates of which they become aware through their business contacts, as a result of formal or informal inquiries or discussions they may have, as well as attending trade shows or conventions. In no event will our existing officer and director or stockholders, or any entity with which any of them is affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they may render in order to effectuate, the consummation of a Business Combination.   After the effective date of this Registration Statement, we may engage the services of professional firms or other individuals that specialize in business acquisitions, in which event we may pay a finder’s fee, consulting fee or other compensation to be determined in an arm’s length negotiation. We have not adopted any policies with respect to utilizing the services of consultants or advisors to assist in the identification of a Target Business, the criteria to be used in selecting such consultants or advisors, the services to be provided, the term of service, or regarding the total amount of fees that may be paid. However, because of our limited resources, it is likely that any such fee we agree to pay would be paid in shares of our common stock.

Selection criteria of a Target Business.

Our management will have virtually unrestricted flexibility in identifying and selecting a prospective Target Business. We have not established any specific attributes or criteria (financial or otherwise) for prospective Target Businesses. In evaluating a prospective Target Business, our management will consider, among other factors, the following:

•	financial condition and results of operations;

•	growth potential;

•	experience and skill of management and availability of additional personnel;

•	capital requirements;

•	competitive position;

•	barriers to entry;

•	stage of development of the products, processes or services;

•	degree of current or potential market acceptance of the products, processes or services;

•	proprietary features and degree of intellectual property or other protection of the products, processes or services;

•	regulatory environment of the industry; and

•	costs associated with affecting the Business Combination.

These criteria are not intended to be exhaustive or to in any way limit the board of director’s unrestricted discretion to enter into a Business Combination with any Target Business. Any evaluation relating to the merits of a particular Business Combination will be based, to the extent relevant, on the above factors as well as other considerations deemed relevant by our management. In evaluating a prospective Target Business, we will conduct as extensive a due diligence review of potential targets as possible given the lack of information which may be available regarding private companies, our limited personnel and financial resources and the inexperience of our management with respect to such activities. We expect that our due diligence will encompass, among other things, meetings with the Target Business’s incumbent management and inspection of its facilities, as well as a review of financial and other information which is made available to us. This due diligence review will be conducted either by our management or by unaffiliated third parties we may engage. Our limited funds and the lack of full-time management will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a Target Business candidate before we consummate a Business Combination. Management decisions, therefore, will likely be made without detailed feasibility studies, independent analysis, market surveys and the like which, if we had more funds available to us, would be desirable. We will be particularly dependent in making decisions upon information provided by the promoters, owners, sponsors, or others associated with the Target Business seeking our participation.

The time and costs required to select and evaluate a Target Business and to structure and complete the Business Combination cannot presently be ascertained with any degree of certainty. Any costs incurred with respect to the identification and evaluation of a prospective Target Business with which a Business Combination is not ultimately completed will result in a loss to us.

Lack of diversification.

We expect that we will be able to consummate a Business Combination with only one candidate given that, among other considerations, we will not have the resources to diversify our operations and the dilution of interest for present and prospective stockholders, which is likely to occur as a result of our management's plan to offer a controlling interest to a Target Business in order to achieve a tax free reorganization, as described below, will render more than one Business Combination unlikely. Therefore, at least initially, the prospects for our success may be entirely dependent upon the future performance of a single business and we will not be benefit from the possible spreading of risks or offsetting of losses. By consummating a Business Combination with a single entity, our lack of diversification may:

•

subject us to numerous economic, competitive and regulatory developments, any or all of which may have a substantial adverse impact upon the particular industry in which we may operate subsequent to a Business Combination, and

•	result in our dependency upon the development or market acceptance of a single or limited number of products, processes or services.

Limited ability to evaluate the Target Business.

To a significant degree, our security holders will rely on management’s evaluation of a Target Business in making the decision to enter into a Business Combination. Management’s assessment of a Target Business will be based upon discussions with management of the Target Business and a review of due diligence material relating to the Target Business available to it during the evaluation period. Any such assessment may not be accurate.

Although we intend to scrutinize the management of a prospective Target Business when evaluating the desirability of effecting a Business Combination, we cannot assure you that our assessment of the Target Business’s management will prove accurate. In addition, we cannot assure you that future management will have the necessary skills, qualifications or abilities to manage a public company. Furthermore, the future role of our sole officer and director, if any, in the Target Business following a Business Combination cannot presently be stated with any certainty.

Given our current resources, we will likely seek a Business Combination with a privately-held company. Generally, very little public information exists about these companies and we will be required to rely on the ability of our management to obtain adequate information to evaluate the potential returns from entering into a Business Combination with such a company. If we do not uncover all material information about a Target Business prior to a Business Combination, we may not make a fully informed investment decision and we may lose money on our investment.

Form of acquisition; Opportunity for stockholder approval.

The manner in which we participate in a Business Combination will depend upon, among other things, the nature of the opportunity and the respective requirements and desires of management of our Company and of the Target Business. In addition, the structure of any Business Combination will be dispositive as to whether stockholder approval of the Business Combination is required.

It is likely that we will acquire our participation in a business opportunity by the acquisition of Target Company through the issuance of our common stock or other securities to the principals of the Target Business in exchange for all of the outstanding stock of the Target Company. Upon the consummation of such a transaction, the Target Company would be a wholly owned subsidiary of our Company. In the case of an acquisition, the transaction may be accomplished in the sole determination of management without any vote or approval by stockholders.

Although the terms of an acquisition of a Target Business cannot be predicted, it is likely that we will seek to structure a Business Combination to qualify as a tax free transaction under the Internal Revenue Code of 1986, as amended (the "Code"). One such form of “tax free” transaction, if structured properly, entails the exchange of capital stock of the Target Business for our capital stock. Under Section 368(a)(1) of the Code, in order for a stock exchange transaction to qualify as a"tax free" reorganization, the holders of the stock of the target must receive a number of shares of our capital stock equal to 80% or more of the voting stock of our Company. If a transaction were structured to take advantage of these provisions rather than other "tax free" provisions provided under the Code, our existing stockholders would in such circumstances retain 20% or less of the total issued and outstanding shares of the surviving entity. Depending upon the relative negotiating strength of the parties, stockholders at the time of the Business Combination may retain substantially less than 20% of the total issued and outstanding shares of our Company. This could result in substantial additional dilution to the equity of those persons who were stockholders of our Company prior to such Business Combination.

In the case of a statutory merger or consolidation directly involving the Company, it might be necessary to call a stockholders' meeting and obtain the approval of the holders of a majority of the outstanding shares of common stock. The necessity to obtain stockholder approval may result in delay and additional expense in the consummation of any proposed transaction, which we may not be able to fund, and will also give rise to certain appraisal rights to dissenting stockholders. Accordingly, management will seek to structure any Business Combination so as not to require stockholder approval.

In the case of either an acquisition or merger, our stockholders prior to the consummation of a Business Combination likely will not have control of a majority of the voting shares of the Company following a Business Combination. As part of such a transaction, all or a majority of the Company's then directors may resign and new directors may be appointed without any vote by stockholders.

It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial cost for accountants, attorneys and others. If a decision is made not to participate in a specific business opportunity, the costs incurred in the related investigation would not be recoverable. Furthermore, even if an agreement is reached for a Business Combination, the failure to consummate that transaction may result in the loss to the Company of the related costs incurred.

Competition.

Our ability to consummate a Business Combination will be constrained by our lack of financial resources to provide to the Target Business. We expect that in the course of identifying, evaluating and selecting a Target Business, we may encounter intense competition from other entities having a business objective similar to ours. These include blank check companies that may have raised significant sums through sales of securities registered under federal securities laws that are seeking to carry out a business plan similar to ours and possess a significant competitive advantage over us both from a financial and personnel perspective. Additionally, we may be subject to competition from entities other than blank check companies having a business objective similar to ours, including venture capital firms, leverage buyout firms and operating businesses looking to expand their operations through acquisitions. Many of these entities are well established and have extensive experience identifying and affecting business combinations directly or through affiliates. Moreover, nearly all of these competitors possess greater technical, human and other resources than us. In addition, we will experience competition from other modestly capitalized shell companies that are seeking to enter into business combinations with targets similar to those we expect to pursue. While we believe there may be numerous potential target candidates that we could affect a Business Combination, our ability to compete in affecting a Business Combination with prime candidates will be limited by our lack of financial resources. This inherent competitive limitation gives others an advantage in pursuing the acquisition of a Target Business.

If we succeed in effecting a Business Combination, there will be, in all likelihood, intense competition from competitors of the Target Business. We cannot assure you that, subsequent to a Business Combination, we will have the resources or ability to compete effectively.

Employees .

We have one executive officer. This individual is not obligated to devote any specific number of hours to our matters and intends to devote only as much time as he deems necessary to our affairs. The amount of time he will devote in any time period will vary based on whether a Target Business has been selected for the Business Combination and the particular stage of the Business Combination process. Accordingly, once management locates a suitable Target Business to acquire, we expect that he will spend more time investigating such Target Business and negotiating and processing the Business Combination than he would prior to locating a suitable Target Business. We do not expect to have any full time employees prior to the consummation of a Business Combination.

Our officer and director may engage in other business activities similar and dissimilar to those in which we are engaged without any limitations or restrictions applicable to such activities. To the extent that our management engages in such other activities, he will have possible conflicts of interest in diverting opportunities which would be appropriate for our Company to other companies, entities or persons with which he is or may be associated or have an interest, rather than diverting such opportunities to us. Since we have not established any policy for the resolution of such a conflict, we could be adversely affected should our sole officer and director choose to place his other business interests before ours. We cannot assure you that such potential conflicts of interest will not result in the loss of potential opportunities or that any conflict will be resolved in our favor. As of the date hereof, our sole officer and director is not involved with any other company having a business purpose similar to ours.

As a condition to, or in connection, with a Business Combination, our stockholders may direct our management to negotiate for the disposition of all or any portion of the shares of common stock owned by them, which could raise issues relating to a possible conflict of interest with any other security holders at the time of a Business Combination.

Periodic Reporting and Audited Financial Statements; Disclosure of Business Combination .

Upon the effective date of this Registration Statement, our class of common stock will be registered under the Exchange Act and we will have reporting obligations, including the requirement that we file annual, quarterly and current reports with the SEC. In accordance with the requirements of the Exchange Act, our annual reports will contain financial statements audited and reported on by our independent registered public accountants.

We will not acquire a Target Business if audited financial statements based on United States generally accepted accounting principles cannot be obtained for the Target Business. We cannot assure you that any particular Target Business identified by us as a potential acquisition candidate will have financial statements prepared in accordance with United States generally accepted accounting principles or that the potential Target Business will be able to prepare its financial statements in accordance with United States generally accepted accounting principles. To the extent that this requirement cannot be met, we may not be able to acquire the proposed Target Business. While this may limit the pool of potential acquisition candidates, we do not believe that this limitation will be material.

Upon the consummation of a Business Combination, the Company will file with the Securities and Exchange Commission a current report on Form 8-K to disclose the Business

Combination, the terms of the transaction and a description of the business and management of the Target Business, among other things, and will include audited consolidated financial statements of the Company giving effect to the Business Combination. Holders of the Company’s securities will be able to access the Form 8-K and other filings made by the Company on the EDGAR Company Search page of the Securities and Exchange Commission’s Web site, the address for which is “www.sec.gov.”

Plan of Acquisition

       We intend to follow a systematic approach to identify our most suitable acquisition candidates.  In the past, our officers and directors have not used consultants in an effort to identify potential target companies, although it is possible that such consultants may be used in the future.  To date, there have been no discussions with and there exist no agreements or understandings with any particular consultant to provide such services for us.  If a finder or consultant is engaged, of which there can be no assurance, we will make an effort to limit the scope and duration of the services to be performed by such consultant so as to minimize any costs associated with such services

       As a reporting company under Section 13 of the Exchange Act, we are required to prepare and file an annual report on Form 10-K containing audited financial statements certified by an independent public accountant.  In addition, we are required to file Quarterly Reports on Form 10-Q for the first, second and third interim periods which include unaudited financial statements for the quarter and year to date.  In addition to the Quarterly and Annual Reports, extraordinary events outside of the ordinary course of business must be reported on Form 8-K, such as a change of control, a material acquisition or disposition of assets, changes in accountants and the like.  Under certain circumstances, an acquisition of significant assets or a significant subsidiary will require the preparation of additional audited financial statements for the acquired business as well as pro forma financial information.  Our officers, directors and ten-percent shareholders are also subject to the beneficial ownership reporting requirements and short swing trading restrictions contained in Section 16 of the Exchange Act.  All of the foregoing reporting requirements, and the associated costs of complying with such requirements, could limit the pool of potential acquisition or merger candidates.

       While we have made every effort to fully comply with our reporting obligations under the Exchange Act, should such obligations be suspended for any reason in the future, we would intend to continue to voluntarily file periodic reports.

Role of Management in Acquisition Process

       The consummation of any acquisition will likely result in a change in our control, pursuant to which the officers, directors and principal shareholders of the acquired company will be issued sufficient numbers of shares of our common stock to exercise voting control immediately following the acquisition.  In addition, the transaction may involve the sale by our current principal shareholders of all or a portion of their beneficial ownership of the Company's common stock to the control persons of the acquired company.  Such sale would be upon terms privately negotiated between the principals of the acquired company and our principal shareholders.  Our shareholders will, in all likelihood, not be provided with information, including financial statements, of a business to be acquired or be afforded an opportunity to approve or consent to any stock buy-out transaction involving our principal shareholders.  Moreover, our other shareholders will in all likelihood not be offered an opportunity to sell their shares of the Company's common stock on the same or similar terms and conditions.  We have not adopted and do not plan to adopt in the future any policy that would restrict, limit or prohibit management or our principal shareholders from negotiating a buy-out of their stock in connection with an acquisition transaction.

Regulation and Taxation

       Any securities that we acquire in exchange for our common stock will be "restricted securities" within the meaning of the Securities Act of 1933, as amended (the "1933 Act").  If we elected to resell such securities, such sale could not proceed unless a registration statement had been declared effective by the Securities and Exchange Commission or an exemption from registration was available.  Section 4(1) of the 1933 Act, which exempts sales of securities not involving a distribution, would in all likelihood be available to permit a private sale if various restrictions pertaining to such a sale are complied with. Although our plan of operation does not contemplate resale of securities acquired, in the event such a sale were necessary, we would be required to comply with the provisions of the 1933 Act.

       As a condition to any merger or acquisition, it is possible that the target company management may request registration of our common stock to be received by target company shareholders.  In such event, we could incur registration costs, and we intend to require the target company to bear most, if not all, of the cost of any such registration.  If we do contribute toward the cost of such registration, its maximum contribution will be limited to the extent that we have assets available for such contribution.  Alternatively, we may issue "restricted securities" to any prospective target company, which securities may be subsequently registered for sale or sold in accordance with Rule 144 of the Securities Act of 1933.

       We intend to structure a merger or acquisition in such a manner as to minimize federal and state tax consequences to the Company and any target company.

The Company may participate in a business opportunity by purchasing, trading or selling the securities of such business.  The Company does not, however, intend to engage primarily in such activities.  Specifically, the Company intends to conduct its activities so as to avoid being classified as an "investment company" under the Investment Company Act of 1940 (the "Investment Act"), and therefore to avoid application of the costly and restrictive registration and other provisions of the Investment Act, and the regulations promulgated thereunder.

Section 3(a) of the Investment Act contains the definition of an "investment company," and it excludes any entity that does not engage primarily in the business of investing, reinvesting or trading in securities, or that does not engage in the business of investing, owning, holding or trading "investment securities" (defined as "all securities other than government securities or securities of majority-owned subsidiaries") the value of which exceeds 40% of the value of its total assets (excluding government securities, cash or cash items).  The Company intends to implement its business plan in a manner that will result in the availability of this exception from the definition of "investment company."  Consequently, the Company's participation in a business or opportunity through the purchase and sale of investment securities will be limited.

    The Company's plan of business may involve changes in its capital structure, management, control and business, if it consummates a reorganization as discussed above.  Each of these areas is regulated by the Investment Act, in order to protect purchasers of investment company securities.  Since the Company will not register as an investment company, stockholders will not be afforded these protections.

BUSINESS OF ALTAMETRICS

Altametrics, Inc. designs and deploys business management solutions worldwide. It offers e*Restaurant, an enterprise foodservice platform; Hula, an e-point of sale software solution for retailers; and Autogas, a convenience and gas software solution. The company also provides e*Smart Clock, a solution for managers to view the statuses of employees, including the current day’s labor schedule, breaks, and potential labor violations; and e*Smart Station, a thermal receipt printer integrated into a touch computer. In addition, it offers e*Smart Wall Station, a solution for restaurants; and accessories, such as bar code scanners, biometrics fingerprint readers, customer displays, and digital display OCBs. Further, the company’s solutions include back office, supply chain and demand planning, workforce management, business intelligence, customer relationship management, e-mail marketing, and online ordering. Furthermore, it offers support and maintenance, strategic consulting, infrastructure design and implementation, project management, audit, and solution services, as well as training solutions. The company also provides software design, consultancy, and support services for business critical applications. Its products are offered as a Software as a Service based product or a software license agreement. Altametrics, Inc. was founded in 1997 and is headquartered in Costa Mesa, California. The company has operations in Texas, India, Canada, and Australia.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF XFORMITY

Management's Discussion and Analysis of Financial Condition and Results of Operations is contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and in our Quarterly Report on Form 10-Q for the three month period ended September 30, 2012 which has been incorporated into this Proxy Statement by reference.

QUANTITIVE INFORMATION ABOUT MARKET RISK

The Company does not have any financial instruments that are subject to market risks or uncertainties.

MARKET FOR XFORMITY COMMON STOCK AND RELATED MATTERS

Certain market information related to the public trading market for XFormity common stock is included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and is incorporated herein by this reference.

PROPOSAL NO. 1

ASSET SALE

Summary of Material Terms of the Purchase And Sale Agreement

Effective August 1, 2012,  XFormity, Inc., a Texas corporation (“XFormity” or “Seller”), the wholly-owned subsidiary of XFormity Technologies, Inc., a Colorado corporation (the “Company”) executed an Asset Purchase Agreement dated effective August 1, 2012 (“Sale Agreement”) pursuant to which XFormity agreed to transfer, sell and assign to Altametrics XFormity, LLC, a Delaware limited liability company (“Altametrics” or “Buyer”)  substantially all of the assets used in the conduct of the Business of XFormity (the “Asset Sale”).  The purchase price of the Asset Sale is $1.3 million, payable in cash at closing. Of the $1.3 million purchase price, $650,000 has been deposited in escrow with Corporate Stock Transfer, Inc., our transfer agent, to be released upon closing. The consummation of the Asset Sale is subject to several conditions precedent, including (i) the election of b-50.com, LLC not to exercise its right of first refusal contained in a patent license with XFormity, and (ii) obtaining shareholder approval of the Asset Sale by the shareholders of the Company (the “Conditions”).  No prediction can be made when the Conditions will be satisfied and the Asset Sale consummated.  The Sale Agreement permits until March 31, 2013 to satisfy the Conditions.

If the Asset Sale is consummated, of which there can be no assurance, the proceeds of the Asset Sale will be used, in their entirety, to repay the outstanding secured convertible debentures owed by the Company and XFormity to its secured lenders.  The outstanding principal and accrued interest under the debentures is in excess of the purchase price; but the secured lenders have agreed to release their lien and security interest against the assets in consideration of the lesser amount.  There will not be any dividend or distribution paid to the Company’s shareholders as a result of the Asset Sale.

Concurrently with the execution of the Sale Agreement, XFormity and Altametrics executed a Management Agreement pursuant to which XFormity has engaged Altametrics to manage its business and operations pending consummation of the Asset Sale.  Under the terms of the Management Agreement, Altametrics will provide XFormity with working capital advances and manage its business on its behalf.  In consideration of those services, Altametrics will be entitled to any net profits  generated by the XFormity operations during the management period.

Also concurrently with the execution of the Sale Agreement and Management Agreement, XFormity granted to Altametrics a non-exclusive world-wide royalty free license to use XFormity’s intellectual property rights.  In consideration of the License, Altametrics has agreed to pay a one-time license fee of $300,000.

Also effective August 1, 2012, certain key employees of XFormity, including Chris Ball and Drew Seale, resigned as employees of XFormity to be engaged by Altametrics as its employee to assist in implementing the Management Agreement.  Messrs. Ball and Seale will continue to serve as non-salaried officers and directors of the Company.

If the Asset Sale is consummated, of which there can be no assurance, the Company, as a public entity, intends to attempt to identify a new business target to acquire.  There can be no assurance that those efforts will be successful.

Reasons for the Asset Sale

Our board of directors considered a number of factors that lead it to accept the sale, including but not limited to:

•	our prospective customers were concerned about our viability and these concerns were impairing our ability to sell our products and services;

•

we do not have a large installed base of customers and this limits our ability to sell to prospective customers.  A larger, more established business, such as Altametrics, would not face these difficulties and so could generate a better return from our technology than we could; and

•

our analysis of software companies’ market capitalizations lead the board of directors to conclude that the opportunity for stock capital appreciation was limited in our present structure. The board believes that by selling the assets and entering into a transaction with another business, it will be possible to create a greater share price for our stockholders.

Background of the Asset Sale

In February 2012, our President, Chris Ball, received an unsolicited telephone call from Mitesh Gala, the principal shareholder and control person of Altametrics, Inc., a California based company that offers business intelligence solutions.   In the call, Mr. Gala suggested that it might be advantageous for both companies to explore a strategic relationship.

In response to that call, Mr. Ball visited the Altametrics offices in California later that month. Wide ranging discussions covering general market conditions and the relative positions of both companies in the industry ensued.  As part of those discussions, Mr. Gala inquired if the Company was willing to explore a possible business combination.

On February 12, 2012, Mr. Gala visited with Mr. Ball, Drew Seale, CTO and Director, and Michael Shahsavari, Director, at the Company’s executive offices in Dallas, Texas.   The meeting focused on the opportunity for Altametrics to acquire the assets of XFormity, and the parties explored transaction structures and related issues.  The following day, on February 13, 2012, the parties entered into a Non-Disclosure Agreement.

In early March, 2012, Altametrics presented an offer to acquire the assets of XFormtiy.  Negotiations continued through May 2012 between Mr. Gala and members of XFormity management and board of directors.  In early June 2012, an agreement in principle was reached covering the structure of the acquisition and price.

During June and July 2012, legal counsel prepared drafts of the various constituent documents that were necessary to consummate the transaction.  It was recognized that the sale of XFormity assets would require the approval of XFormity shareholders under applicable state corporate law.  Such shareholder approval would require a significant amount of time to complete, given the requirements of federal securities laws regulating the solicitation of proxies.  To bridge this time, it was agreed that the transaction would also include an interim management agreement that would permit Altametrics to begin managing the business operations of XFormity until shareholder approval could be secured.  To support that interim management arrangement, it was also agreed that XFormity would grant to Altametrics a non-exclusive license to use XFormity’s intellectual property.

Preparation of the transaction documents, including the definitive Asset Purchase Agreement, Escrow Agreement, Management Agreement and License Agreement (the “Transaction Documents”) was completed in late July, 2012.   On July 23, 2012,  the XFormity Board of Directors approved the Transaction Documents and directed that the officers of the Company together with legal counsel begin the preparation of a Proxy Statement and other materials needed to solicit shareholder approval of the transaction.

Countervailing Considerations

Our board of directors identified and considered a number of potentially negative factors in its deliberations concerning the Asset Sale, including, but not limited to:

•	the risk that b-50.com would attempt to obstruct the Asset Sale through its right of first refusal;

•	the risk that the potential benefits sought in the Asset Sale might not be realized fully, or within the time frame contemplated, if at all;

•	the risk that we may not be able to identify and complete a merger or acquisition with another company before our limited resources are depleted;

•	the possibility that the Asset Sale would not be completed and the effect of the abandonment of the Asset Sale on our ability to continue as a going concern; and

•	the substantial charges to be incurred, primarily in the quarter in which the Asset Sale is completed, including transaction expenses arising from the Asset Sale.

No Opinion of Financial Advisor - Fairness of the Asset Sale

    We have not approached or engaged any financial advisor to render a fairness opinion, from a financial point of view, with respect to the proposed Asset Sale.

       The decision not to engage a financial advisor was made in light of our financial constraints and lack of working capital.  We felt that we could not afford the costs that would be incurred in connection with engaging such a financial advisor.

       Nevertheless, the Purchase and Sale Agreement has been unanimously approved by the boards of directors of XFormity, including persons who would be considered disinterested members of both boards.  XFormity’s board of directors consists of five members, two of whom would be considered disinterested

Fairness Analysis

Overview

The board of directors' goal was to establish that the proposed transaction was fair, from a financial point of view, to the shareholders of XFormity. In order to do that it was necessary to establish that the cash being tendered by Altametrics was at least as high as the fair value of the assets being sold by XFormity.

In assessing the fairness of the proposed transaction, from a financial point of view, to the shareholders of XFormity, the board of directors considered a number of factors:

•

our results of operations and financial position;

•

our trading history;

•

Altametrics’ result of operations and financial position;

•

market capitalizations achieved by public small software companies;

•

market capitalizations achieved by larger public software companies that operate in our sector;

•

due diligence performed on Altametrics by XFormity’s officers; and

•

certain operational factors relevant to an evaluation of our current and future operations.

The board relied primarily on its knowledge of the Company's operations and the market capitalizations of public companies in reaching its conclusion.  The board did not assign any relative weight to any of the foregoing factors, but determined that all of them were material to their consideration of the fairness of the Asset Sale.

XFormity Results of Operations and Financial Position

XFormity's results of operations for the years ended June 30, 2012 and 2011, were $270,119 and $193,377, respectively; and its results of operations for the three month periods ended September 30, 2012 and 2011 were $156,016 and $(23,716), respectively.  Our working capital at June 30, 2012 was $(1,619,524), our stockholders' deficit at June 30, 2012 was $1,619,524 and our accumulated deficit was $8,558,017. Our working capital at September 30, 2012 was $(1,463,508), our stockholders' deficit at September 30, 2012 was $1,463,508 and our accumulated deficit was $(8,402,001).

XFormity Stock Trading History

Our common stock is quoted on the OTC Bulletin Board (the “OTCBB”)  ticker symbol XFMY, and have also been trading on the OTCQB under the same ticker symbol.    During the fiscal year ended June 30, 2012, our high and low reported prices were $0.55 and $0.003; during the three month period ended September 30, 2012 our high and low reported prices were $0.008 and $0.002.    With 53,756,553 million shares of common stock issued and outstanding, our market capitalization is approximately $269,000.

Historical Transactions Analysis

The board did not identify any historical transactions that were directly comparable to the proposed joint venture.

Conclusion

After assessing the Company's operations and the stock market, our board of directors concluded that there was little likelihood of capital appreciation for XFormity stockholders in the next 24 months and that there was a material risk that the market capitalization of the company could decline.

Based on its evaluation of our operations and stock price, the board concluded that the proposed transaction is fair, from a financial point of view, to the shareholders of XFormity.

Procedural Safeguards

       The board of directors of XFormity believes that sufficient procedural safeguards are present to insure the fairness of the asset sale.  The belief is based upon the following factors:

Approval of Securityholders

Approval of the Transaction Documents requires the affirmative vote of a majority of the outstanding common stock of XFormity.

Approval of Directors

The Transaction Documents were unanimously approved by the directors of XFormity, including the disinterested members of the board.

Approval of Secured Creditors

The Transaction Documents will require the approval of our secured creditors, including a Majority in Interest of our 9% Convertible Debentures.

Unaffiliated Representatives

The board did not retain an unaffiliated representative to act solely on behalf of unaffiliated securityholders for purposes of negotiating the terms of the Transaction Documents.  However, the board believes that the terms of the transaction are fair to the unaffiliated shareholders for the reasons previously stated.

Interests of Related Persons in the Asset Sale

Our CEO, Chris Ball, and CTO, Drew Seale, have both accepted employment positions with Altametrics and are currently working for Altametrics under its Management Agreement with the Company.  Messrs. Ball and Seale also have the expectation that they will continue to be employed by Altametrics following the consummation of the Asset Sale, should it be completed.

The net proceeds of the Asset Sale, after payment of transaction costs, will be paid in their entirety to the holders of the Company’s senior secured convertible debentures (“Debentures”), which as of September 30, 2012, represented a liability of $1,206,763 in principal and $271,813 in accrued and unpaid interest.  Holders of the Debentures include our officers and directors in the following amounts:

Michael Shahsavari:

$100,000

Jack Rabin

    35,000

Chris Ball

    20,000

C. Drew Seale

      5,000

Given the fact that the outstanding principal balance of the Debentures is more than the anticipated net proceeds of the Asset Sale, after payment of transaction costs, the holders of the Debentures have agreed to accept those net proceeds in full satisfaction of the Company’s total obligation under the Debentures.

Regulatory Approvals

No United States federal or state regulatory requirements must be complied with or approval obtained in connection with the proposed Asset Sale.

Use of Proceeds of Asset Sale

We will use the proceeds of the Asset Sale to repay the Debentures to obtain a release of the lien encumbering the Company’s assets.

Risk Factors

The proposed Asset Sale poses a high degree for our shareholders.  Before deciding how to vote on this proposal, shareholders should carefully consider the following risks.

Even if approved by our shareholders, the Asset Sale may not be completed.

       The completion of the Asset Sale is subject to numerous conditions.  Even if our shareholders approve the Asset Sale, there can be no assurances that the other conditions to closing will be met and that the Asset Sale will be completed. If the Asset Sale is not completed, we will have spent a substantial amount of time and financial resources in connection with the transaction without realizing any gain.

If the Asset Sale is completed, we will have no proven source of continuing revenue.

If the Asset Sale is completed, we will transfer to Altametrics all of our currently productive assets.

There is no plan to distribute any of the proceeds of the Asset Sale to our stockholders.

       We do not intend to distribute any portion of the proceeds from the Asset Sale to our shareholders.  Our intention is to use the net proceeds of the Asset Sale to identify an acquisition or merger target.  While management believes there are numerous business opportunities available, there can be no assurance that we will be successful in this pursuit.  If we are not successful in acquiring or merging with a new business, we could end up spending the net proceeds of the Asset Sale without any gain to shareholders.

We will be able to complete a merger or acquisition without further input from shareholders and without further shareholder approval.

Any potential business combination, whether by merger or acquisition, will likely be accomplished by our issuing additional shares of common or preferred stock. Our board of directors has the authority, without further shareholder approval, to approve an acquisition and issue additional shares of common and preferred stock. As a result, shareholders will not have an opportunity to participate in or approve any future business acquisition.

Any new business opportunity will likely be very risky.

We have not identified and have no commitments to enter into or acquire a specific business opportunity after the Asset Sale.  Therefore, we cannot disclose the risks and hazards of any specific business or opportunity that we may enter into.  A shareholder can expect a potential business opportunity to be quite risky.  Our acquisition of or participation in a business opportunity will likely be highly illiquid and could result in a total loss to the Company and our shareholders if the business or opportunity proves to be unsuccessful.

Any new business acquisition will likely be highly dilutive to our existing shareholders.

Most business combinations involve and will require our issuance of additional shares of common and/or preferred stock. These issuances will likely result in substantial dilution to our existing shareholders without their review or approval.

A merger or acquisition will likely result in a change in our control.

A merger or acquisition will likely involve the issuance of an amount of voting securities that will result in a change in control of the Company. The change in control will involve not only issuing shares that represent voting control, but also a change in our board of directors and management. When a change in control occurs, we will be required to inform our shareholders of the transaction, but our shareholders will not be required or have an opportunity to approve the new members of our board of directors.

If our shareholders do not approve the Asset Sale, we may not have sufficient resources to continue operations without seeking additional capital, which may be difficult to obtain.

       We have limited cash resources, and these resources continue to diminish. We recorded net income of $270,119 that included the non-cash change in the fair value of the derivatives of $514,086 and only provided $34,293 of cash from operating activities during the year ended June 30, 2012. Although we have substantially reduced our expenses, these reductions have not enabled us to achieve profitability.  Moreover, further expense reductions would probably not improve our overall financial position due to the likely negative impact on future revenue.  We may not have sufficient funds to operate to or beyond the closing period allocated for this transaction.  Thus, we would be forced to seek additional capital in order to continue. Considering our recent financial performance, it is likely to be very difficult for us to obtain additional equity or debt financing; and the terms of such a financing would likely be unfavorable to our current shareholders.

If our shareholders do not approve the Asset Sale, there will not be any other offers from potential acquirers of our business because the holders of our secured convertible notes have indicated that they will foreclose on our assets and sell them to Altametrics.

       If our shareholders do not approve the Asset Sale,  the holders of our senior secured convertible debentures have indicated that they will exercise their right to foreclose on all of our assets under the terms of their Security Agreement.  Those Debenture holders have executed a back-up Asset Purchase Agreement with Altametrics to sell to Altametrics all of XFormity’s assets which they acquire through foreclosing on their UCC lien.  The financial terms of the back-up APA provide for the payment by Altametrics to the Debenture Holders the sum of $1.3 million in cash, once the foreclosure is completed.  As a result, if the shareholders do not approve the Asset Sale,  the assets will nevertheless be sold, and the Company will not receive any of the proceeds from such foreclosure.

Our future success is highly dependent on the ability of management to consummate a Business Combination with an attractive Target Business.

The nature of our operations is highly speculative. The future success of our plan of operation will depend to a great extent on the operations, financial condition and management of the Target Business we may acquire. While management intends to seek a Business Combination with an entity having an established operating history, we cannot assure you that we will be successful in locating candidates meeting that criterion or in our efforts to consummate a Business Combination with such an entity.

The Company has no existing agreement for a Business Combination or other transaction.

We have no arrangement, agreement or understanding with respect to engaging in a Business Combination with an operating entity. We cannot assure you that we will successfully identify and evaluate suitable business opportunities or that we will conclude a Business Combination. Management has not identified any particular industry or specific business within an industry for evaluation. We cannot guarantee that we will be able to negotiate a Business Combination on favorable terms.

The time and cost of preparing a private company to become a public reporting company may preclude us from entering into a Business Combination with the most attractive private companies.

Target companies that fail to comply with SEC reporting requirements may delay or preclude a Business Combination. Sections 13 and 15(d) of the Exchange Act require reporting companies to provide certain information about significant acquisitions, including audited financial statements for the company acquired. The time and additional costs that may be incurred by some target entities to prepare these statements may significantly delay or essentially preclude consummation of a Business Combination. Otherwise suitable acquisition prospects that do not have or are unable to obtain the required audited statements may be inappropriate for acquisition so long as the reporting requirements of the Exchange Act are applicable.

We will have no revenues unless and until we enter into a Business Combination with an operating company that is generating revenues and otherwise is operating profitably.

Once the Asset Sale is consummated, we will not realize any revenues or generate any income unless and until we successfully merge with or acquire an operating business that is generating revenues and otherwise is operating profitably, if ever. We cannot assure you that we will be successful in concluding a Business Combination with an operating entity that is at the time of the transaction generating revenues.

We likely will complete only one Business Combination, which will cause us to be dependent solely on a single business and a limited number of products, services or assets.

Given our limited financial resources and other considerations, it is likely we will complete a Business Combination with only one Target Business. Accordingly, the prospects for our success may be solely dependent upon the performance of a single business and dependent upon the development or market acceptance of a single or limited number of products, processes or services. In this case, we will not be able to diversify our operations or benefit from the possible diversification of risks or offsetting of losses, unlike other entities which may have the resources to complete several Business Combinations or asset acquisitions in different industries or different areas of a single industry so as to diversify risks and offset losses.

Given our limited resources and the significant competition for Target Businesses, we may not be able to consummate an attractive Business Combination.

We will encounter intense competition from other entities having business objectives similar to ours, including blank check companies, finance companies, banks, venture capital funds, leveraged buyout funds, operating businesses and other financial buyers competing for acquisitions. Many of these entities are well established and have extensive experience in identifying and effecting Business Combinations directly or through affiliates. Nearly all of these competitors possess greater technical, human and other resources than we do and our financial resources will be negligible when contrasted with those of many of these competitors.

It is likely that we will consummate a Business Combination with a private company for which limited information will be available to conduct due diligence.

We likely will seek a Business Combination with a privately-held company. Generally, very little public information exists about these companies or their management, and we will be required to rely on the ability of our management to obtain adequate information to evaluate the potential success of entering into a transaction with such a company. In addition, our management will only devote limited time to the business of the Company and will have available to it extremely limited financial resources with which to conduct due diligence. If our assessment of the Target Business’s operations and management is inaccurate or we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may lose money.

If we consummate a Business Combination by way of an acquisition, we will not be required to submit such transaction to a vote of our stockholders.

If we consummate a Business Combination by way of an acquisition of the capital stock or assets of the Target Business, the transaction may be accomplished in the sole determination of management without any vote or approval by stockholders. Accordingly, holders of our securities at the time of any Business Combination may not have an opportunity to evaluate the Target Business or its management and will have to rely on the judgment of management in assessing the future profitability and viability of the Target Business.

A Business Combination with a foreign company may subject us to additional risks.

If we enter into a Business Combination with a foreign entity, we will be subject to risks inherent in business operations outside of the United States. These risks include:

•	unexpected changes in, or impositions of, legislative or regulatory requirements;
•	foreign currency exchange rate fluctuations;
•	potential hostilities and changes in diplomatic and trade relationships;
•	changes in duties and tariffs, taxes, trade restrictions, license obligations and other non-tariff barriers to trade;
•	burdens of complying with a wide variety of foreign laws and regulations;
•	longer payment cycles and difficulties collecting receivables through foreign legal systems;
•	difficulties in enforcing or defending agreements and intellectual property rights;
•	reduced protection for intellectual property rights in some countries;
•	potentially adverse tax consequences;
•	the ability of our stockholders to obtain jurisdiction over non-US based directors and officers; and
•	political and economic instability.

If the Target Business is not successful managing these risks among others, the Company’s business after the Business Combination may be negatively impacted.

Since we have not yet selected a particular industry or Target Business with which to complete a Business Combination, we are unable to currently ascertain the merits or risks of the industry or business in which we may ultimately operate.

Our plan of operation permits our board of directors to consummate a Business Combination with a company in any industry it chooses and is not limited to any particular industry or type of business. Accordingly, there is no current basis to evaluate the possible merits or risks of the particular industry in which we may ultimately operate or the Target Business which we may ultimately acquire. To the extent we complete a Business Combination with a company that does not have a stable history of earnings and growth or an entity in a relatively early stage of its development, we may be affected by numerous risks inherent in the business operations of those entities. If we complete a Business Combination with an entity in an industry characterized by a high level of risk, we may be affected by the currently unascertainable risks of that industry. Although our management will endeavor to evaluate the risks inherent in a particular industry or Target Business, we cannot assure you that we will properly ascertain or assess all of the significant risk factors. Even if we properly assess those risks, some of them may be outside of our control.

Our long-term success will likely be dependent upon a yet to be identified management team which may be difficult to fully evaluate.

In the event we complete a Business Combination, the success of our operations will be dependent upon management of the Target Business and numerous other factors beyond our control. Although it is possible that our management will remain associated with the Target Business following a Business Combination, it is likely that the management team of the Target Business at the time of the Business Combination will remain in place given that they will have greater knowledge, experience and expertise than our management in the industry in which the Target Business operates as well as in managing the Target Business. Thus, even though our management may continue to be associated with us after a Business Combination, it is likely that we will be dependent upon a yet to be identified management team for our long-term success. As a result, you will not be able to fully evaluate the management team that we will likely be dependent upon for our long-term success prior to any Business Combination. Although we intend to scrutinize management of a prospective Target Business as closely as possible in connection with evaluating the desirability of affecting a Business Combination, we cannot assure you that our assessment of the management team will prove to be correct. These individuals may be unfamiliar with the requirements of operating a public company and the securities laws, which could increase the time and resources we must expend to assist them in becoming familiar with the complex disclosure and financial reporting requirements imposed on U.S. public companies. This could be expensive and time-consuming and could lead to various regulatory issues that may adversely affect our operations.

If we affect a Business Combination with a financially unstable company or an entity in the early stage of development or growth, we will be subject to greater risks than if we were to affect a Business Combination with a more established company with a proven record of earnings and growth.

Given our financial and personnel resources compared to our competitors, we may be limited to consummating a Business Combination with a company that is financially unstable or is in the early stage of development or growth, including an entity without established records of sales or earnings. To the extent we affect a Business Combination with a financially unstable or early stage or emerging growth company, we may be impacted by numerous risks inherent in the business and operations of such company that we would not be subject to if we were to effect a Business Combination with a more established company with a proven record of earnings and growth.

If we are unable to structure the Business Combination as a “tax free” transaction, potential Target Businesses could be deterred from entering into such a transaction.

We may not be able to structure our acquisition to result in tax-free treatment for the companies or their stockholders, which could deter third parties from entering into certain Business Combinations with us. Currently, a transaction may be structured so as to result in tax-free treatment to both companies, as prescribed by various federal and state tax provisions. We intend to structure any Business Combination so as to minimize the federal and state tax consequences to both us and the Target Business; however, we cannot guarantee that the Business Combination will meet the statutory requirements of a tax-free reorganization or that the parties will obtain the intended tax-free treatment upon a transfer of stock or assets. A non-qualifying reorganization could result in the imposition of both federal and state taxes that may have an adverse effect on both parties to the transaction.

We expect to issue a significant number of new shares of our capital stock in a Business Combination, which will result in substantial dilution and a change in control of ownership of the Company.

Our Articles of Incorporation authorizes the issuance of a maximum of 125,000,000 shares of common stock and a maximum of 100,000,000 shares of preferred stock. Any Business Combination effected by us may result in the issuance of additional securities without stockholder approval and may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. In order to structure a Business Combination as a tax free transaction, federal tax laws require that the holders of the stock of the target must receive a number of shares of our capital stock equal to 80% or more of the voting stock of our Company, in which case our existing stockholders would in such circumstances retain 20% or less of the total issued and outstanding shares of the surviving entity, though it is likely they could own far less than 20% of our outstanding common stock after giving effect to a Business Combination. Moreover, the common stock issued in any such merger or acquisition transaction may be valued on an arbitrary or non-arm's-length basis by our management, resulting in an additional reduction in the percentage of common stock held by our then existing stockholders. Our board of directors has the power to issue any or all of such authorized but unissued shares without stockholder approval. To the extent that additional shares of common stock or preferred stock are issued in connection with a Business Combination or otherwise, dilution to the interests of our stockholders will occur and the rights of the holders of common stock might be materially adversely affected

We have not conducted any market research or identification of business opportunities, which may affect our ability to identify a Target Business.

We have neither conducted nor have others made available to us results of market research concerning prospective business opportunities. Therefore, we have no assurances that market demand exists for a Business Combination as contemplated by us. Our management has not identified any specific Business Combination or other transactions for formal evaluation by us, such that it may be expected that any such target business or transaction will present such a level of risk that conventional private or public offerings of securities or conventional bank financing will not be available. There is no assurance that we will be able to enter into a Business Combination on terms favorable to us. Decisions as to which business opportunity to participate in will be unilaterally made by our management, which may, in many instances, act without the consent, vote or approval of our stockholders.

Limitations on liability and indemnification matters.

As permitted by the corporate laws of the State of Colorado, we have included in our Articles of Incorporation a provision to eliminate the personal liability of our directors for monetary damages for breach or alleged breach of their fiduciary duties as directors, subject to certain exceptions. In addition, our By-Laws provide that we are required to indemnify our officers and directors under certain circumstances, including those circumstances in which indemnification would otherwise be discretionary, and we will be required to advance expenses to our officers and directors as incurred in connection with proceedings against them for which they may be indemnified.

Risks Related to the Market for our Securities

The market price of our shares may fluctuate greatly.

  Currently, trading in our common stock is limited, and the price per share is likely to be influenced by the price at which and the amount of shares the selling security holders are attempting to sell at any time.  This could have the effect of limiting the trading price or lowering the market price to the selling security holders’ offering prices. Common stock such as ours is also subject to the activities of persons engaged in short selling securities, which generally has the effect of driving the price down. Also, the common stock of emerging growth companies is typically subject to high price and volume volatility. Therefore, the price of our common stock has fluctuated, and may continue to fluctuate, widely. A full and stable trading market for our common stock may never develop and, as a result, stockholders may not be able to sell their shares at the time they elect, if at all.

There may be substantial sales of our common stock by existing security holders which could cause the price of our stock to fall.

Future sales of substantial amounts of our common stock in the public market or the perception that such sales might occur, could cause the market price of our common stock to decline and could impair the value of an investment in our common stock and our ability to raise equity capital in the future.

Sales of our common stock by security holders, or even the appearance that such holders may make such sales, may limit the market for our common stock or depress any trading market volume and price before other investors are able to sell the common stock.  Moreover, a number of shareholders have held their investment for a substantial period of time and may desire to sell their shares, which could drive down the price of our common stock.

We can issue debt securities and shares of preferred stock without stockholder approval, which could adversely affect the rights of common stockholders.

Our Articles of Incorporation allow our Board of Directors to approve the terms and conditions of debt securities and preferred stock for issuance by the Company, including but not limited to voting rights, conversion privileges and liquidation preferences, without the approval of common stockholders.  The rights of the holders of our common stock may be adversely impacted as a result of the rights that could potentially be granted to holders of debt securities or preferred stock that we may issue in the future.  In addition, there could be an impact on the price of our common stock because of the potential impact on the rights of common shareholders resulting from future issuances of debt or preferred stock.

Future issuances of our common stock could dilute current shareholders and adversely affect the market.

We have the authority to issue up to 125,000,000 shares of common stock and 100,000,000 shares of preferred stock and to issue options and warrants to purchase shares of our common stock, without shareholder approval.  These future issuances could be at values substantially below the price paid for our common stock by investors in this offering, which would result in significant dilution to those investors.  In addition, we could issue large blocks of our common stock to fend off unwanted tender offers or hostile takeovers without further shareholder approval, which would not only result in further dilution to investors in this offering but could also depress the market value of our common stock, if a public trading market develops.

We may issue preferred stock that would have rights that are preferential to the rights of the common stock that could discourage potentially beneficial transactions to our common stockholders.

An issuance of additional shares of preferred stock could result in a class of outstanding securities that would have preferences with respect to voting rights and dividends and in liquidation over our common stock and could, upon conversion or otherwise, have all of the rights of our common stock.  Our Board of Directors' authority to issue preferred stock could discourage potential takeover attempts or could delay or prevent a change in control through merger, tender offer, proxy contest or otherwise by making these attempts more difficult or costly to achieve.  The issuance of preferred stock could impair the voting, dividend and liquidation rights of common stockholders without their approval.

We are listed on the OTC electronic bulletin board, and are subject to the “penny stock” rules.

Our Common Stock is quoted on the OTC Electronic Bulletin Board, a NASD sponsored and operated quotation system for equity securities.  It is a more limited trading market than the NASDAQ Capital Market, and timely, accurate quotations of the price of our Common Stock may not always be available.  You may expect trading volume to be low in such a market.  Consequently, the activity of only a few shares may affect the market and may result in wide swings in price and in volume.

Our Common Stock is subject to the requirements of Rule 15g.9, promulgated under the Securities Exchange Act as long as the price of our Common Stock is below $5.00 per share.  Under such rule, broker-dealers who recommend low-priced securities to persons other than established customers and accredited investors must satisfy special sales practice requirements, including a requirement that they make an individualized written suitability determination for the purchaser and receive the purchaser's consent prior to the transaction.  The Securities Enforcement Remedies and Penny Stock Reform Act of 1990 also requires additional disclosure in connection with any trades involving a stock defined as a penny stock.  Generally, the Commission defines a penny stock as any equity security not traded on an exchange or quoted on NASDAQ that has a market price of less than $5.00 per share.  The penny stock rules require a broker-dealer to deliver a standardized risk disclosure document prepared by the SEC, to provide the customer with additional information including current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, monthly account statements showing the market value of each penny stock held in the customer's account, and to make a special written determination that the penny stock is a suitable investment for the Subscriber and receive the Subscriber’s written agreement to the transaction. The required penny stock disclosures include the delivery, prior to any transaction, of a disclosure schedule explaining the penny stock market and the risks associated with it.  Such requirements could severely limit the market liquidity of the securities and the ability of purchasers to sell their securities in the secondary market.

Over-the-counter stocks are subject to risks of high volatility and price fluctuation.

We are not eligible to have our shares listed on any stock exchange or on the NASDAQ Capital Market.   As a result, the trading market for our common stock is on the over-the-counter market and is quoted on the OTC Bulletin Board. The OTC market for securities has experienced extreme price and volume fluctuations during certain periods.  These broad market fluctuations and other factors, such as new product developments and trends in our Company's industry and the investment markets generally, as well as economic conditions and quarterly variations in our results of operations, may adversely affect the market price of our common stock and make it more difficult for investors in this offering to sell their shares.

Trading in our securities is conducted on an electronic bulletin board established for securities that do not meet NASDAQ listing requirements. As a result, investors will find it substantially more difficult to dispose of our securities. Investors may also find it difficult to obtain accurate information and quotations as to the price of our common stock.

Our stock price may be volatile and as a result, investors could lose all or part of their investment.  The value of an investment could decline due to the impact of any of the following factors upon the market price of our common stock:

•

failure to meet sales and marketing goals or operating budget

•

decline in demand for our common stock

•

operating results failing to meet the expectations of securities analysts or investors in any quarter

•

downward revisions in securities analysts' estimates or changes in general market conditions

•

investor perception of our Company's industry or prospects

•

general economic trends

In addition, stock markets have experienced extreme price and volume fluctuations and the market prices of securities have been highly volatile.  These fluctuations are often unrelated to operating performance and may adversely affect the market price of our common stock.  As a result, investors may be unable to resell their shares at or above the offering price.

We do not expect to pay cash dividends in the foreseeable future.  Any return on investment may be limited to the value of our stock.

We have never paid any cash dividends on any shares of our capital stock, and we do not anticipate that we will pay any dividends in the foreseeable future.  Our current business plan is to retain any future earnings.  Any future determination to pay cash dividends will be at the discretion of our Board of Directors, and will be dependent upon our consolidated financial condition, results of operations, capital requirements and other factors as our board of directors may deem relevant at that time.  If we do not pay cash dividends, our stock may be less valuable because a return on your investment will only occur if our stock price appreciates.

If the Company were to dissolve or wind-up, holders of our common stock may not receive a liquidation distribution.

If we were to wind-up or dissolve the Company and liquidate and distribute our assets, our shareholders would share ratably in our assets only after we satisfy any amounts we would owe to our creditors.  If our liquidation or dissolution were attributable to our inability to profitably operate our business, then it is likely that we would have material liabilities at the time of liquidation or dissolution.  Accordingly, we cannot give you any assurance that sufficient assets will remain available after the payment of our creditors to enable you to receive any liquidation distribution with respect to any shares you may hold.

Changes in the corporate and securities laws and regulations may increase our costs.

The Sarbanes-Oxley Act of 2002 (SOX), which became law in July 2002, has required changes in some of our corporate governance, securities disclosure and compliance practices. In response to the requirements of SOX, the SEC and major stock exchanges have promulgated new rules and listing standards covering a variety of subjects. Compliance with these new rules and listing standards have increased our general and administrative costs, and we expect these to continue to increase in the future. In particular, we are required to include the management report in our annual reports pursuant to Section 404 of SOX. We are engaged in an ongoing process of evaluating our internal control systems in order (i) to allow management to report on, as required by these laws, rules and regulations, (ii) to provide reasonable assurance that our public disclosure will be accurate and complete, and (iii) to comply with the other provisions of Section 404 of SOX.  There is no precedent available by which to measure compliance adequacy.  If we are not able to implement the requirements relating to internal controls and all other provisions of Section 404 in a timely fashion or achieve adequate compliance with these requirements or other requirements of SOX, we might become subject to sanctions or investigation by regulatory authorities such as the SEC or FINRA. Any such action may materially adversely affect our reputation, financial condition and the value of our securities, including our common stock. We expect that SOX and these other laws, rules and regulations will continue to increase legal and financial compliance costs and will make our corporate governance activities more difficult, time-consuming and costly. We also expect that these requirements will make it more difficult and expensive for us to obtain director and officer liability insurance.

 If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or prevent fraud. As a result, current and potential shareholders could lose confidence in our financial reporting, which would harm our business and the trading price of our stock.

Effective internal controls are necessary for us to provide reliable financial reports and effectively prevent fraud. If we cannot provide financial reports or prevent fraud, our business reputation and operating results could be harmed. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our stock.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the Asset Sale.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE ASSET SALE IS IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.

DISSENTERS’ RIGHTS

       If you decide to vote against the Asset Sale, i.e., dissent or withhold your vote, you will be entitled to seek statutory dissenters' rights under Colorado Law.

Summary of Procedure

       If you wish to exercise your statutory right to dissent from the Asset Sale, you should read the more detailed explanation of your dissenter rights and the procedure that must be followed to exercise those rights set forth below.

Do you have the right to exercise dissenter rights?

       To exercise dissenter rights under Colorado law, you must be the shareholder of record of the shares of common stock as to which the dissenter rights are to be exercised on the record date established for the special meeting and on the date that the written demand and notice for appraisal described below is made, and the shareholder must continuously hold those shares through the effective time of the Asset Sale.

How to exercise dissenter rights.

To exercise dissenter rights, you must:

*

cause the Company to receive before the vote is taken on the Asset Sale at the special meeting, a written notice of the shareholder's intention to demand payment for the shareholder's shares if the Asset Sale is effected; and

* not vote the shares in favor of the Asset Sale.

       If the Asset Sale is approved by the shareholders at the special meeting, you will then receive written notice from us giving you detailed instructions of the procedure to be followed to perfect your demand to receive payment for your shares.

       Right to Dissent. You are entitled to dissent from the Asset Sale and obtain payment of the fair value of their shares if and when the Asset Sale is effected.  Under the Colorado Business Corporation Act ("CBCA") Article 113, a shareholder entitled to dissent and obtain payment for the shares may not challenge the corporate action creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

       Under CBCA Section 7-113-103, a record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights.

       CBCA Section 7-113-103(2) provides that a beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and the beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

       We will require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to us that the beneficial shareholder and the record shareholder or shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights.

Before the Special meeting

       Procedure for Exercise of Dissenters' Rights.  If you wish to assert dissenters' rights you must:

*

cause us to receive before the vote is taken on the Asset Sale at the special meeting, written notice of the shareholder's intention to demand payment for the shareholder's shares if the Asset Sale is effected; and

*	not vote the shares in favor of the merger. A SHAREHOLDER WHO DOES NOT SATISFY THE FOREGOING REQUIREMENTS WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR HIS OR HER SHARES UNDER CBCA ARTICLE 113.

After the Special meeting

       Notice from Us.  If the Asset Sale is approved at the special meeting, we will send written notice to dissenters who are entitled to demand payment for their shares.  The notice required by us will be given no later than 10 days after the effective time of the Asset Sale and:

*	state that the Asset Sale was authorized and state the effective time or proposed effective date of the merger;

*	set forth an address at which we will receive payment demands and the address of a place where certificates must be deposited;

*	inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

*	supply a form demanding payment, which form will request a dissenter to state an address to which payment is to be made;

*	set the date by which we must receive the payment demand and certificates for shares, which date will not be less than 30 days after the date the notice is given;

*

state that if a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders each such beneficial shareholder must certify to us that the beneficial shareholder and the record shareholder or the record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation of the ability to exercise dissenters' rights; and

*	be accompanied by a copy of CBCA Article 113.

       Demand for Payment and Delivery of Share Certificate.  A shareholder who is given a dissenters' notice and who wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice,

*	cause us to receive a payment demand (which may be a demand form supplied by us and duly completed or other acceptable writing) and

*	deposit the shareholder's stock certificates.

A shareholder who demands payment in accordance with the foregoing retains all rights of a shareholder, except the right to transfer the shares until the effective time, and has only the right to receive payment for the shares after the effective time.  A demand for payment and deposit of certificates is irrevocable except that if the effective time does not occur within 60 days after the date set by us by which we must receive the payment demand, we will return the deposit certificates and release the transfer restrictions imposed. If the effective time occurs more than 60 days after the date set by us by which we must receive the payment demand, then we shall send a new dissenters' notice.  A SHAREHOLDER WHO DOES NOT DEMAND PAYMENT AND DEPOSIT SUCH SHAREHOLDER'S SHARE CERTIFICATES AS REQUIRED BY THE DATE OR DATES SET FORTH IN THE DISSENTERS' NOTICE WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR SUCH SHAREHOLDER'S SHARES UNDER CBCA ARTICLE 113.

       Delivery of Payment.  At the effective time or upon receipt of a payment demand, whichever is later, we will pay each dissenter who complied with the notice requirements referenced in the preceding paragraph, our estimate of the fair value of the dissenter's shares plus accrued interest. Payment shall be accompanied by an audited balance sheet as of the end our most recent fiscal year  or, if that is not available, our balance sheet as of the end of the fiscal year not ending more than sixteen months before the date of payment, and an audited income statement for that year, and an audited statement of changes in shareholders' equity for that year and an audited statement of cash flow for that year, as well as the latest available financial statements, if any, for the interim period, which interim financial statements will be unaudited.  Payment will also be accompanied by a statement of our estimate of the fair value of the shares and an explanation of how the interest was calculated, along with a statement of the dissenter's right to demand payment and a copy of CBCA Article 113.

       How to Dispute Payment Amount.  If a dissenter disagrees with our payment or offer, such dissenter may give notice to us in writing of the dissenter's estimate of fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made prior thereto, or reject our offer and demand payment of the fair value of the shares and interest due if: (a) the dissenter believes that the amount paid or offered is less than the fair value of the shares or that the interest due was incorrectly calculated, (b) we fail to make payment within 60 days after the date set by us by which we must receive the payment demand or (c) we do not return deposited certificates in the event the effective time is 60 days after the date set by us by which the payment demand must be received by the shareholder asserting dissenters' rights.   A DISSENTER WAIVES THE RIGHT TO DEMAND PAYMENT UNDER THIS PARAGRAPH UNLESS SUCH DISSENTER CAUSES US TO RECEIVE THE NOTICE REFERENCED IN THIS PARAGRAPH WITHIN 30 DAYS AFTER WE MAKE OR OFFER PAYMENT FOR THE SHARES OF THE DISSENTER.

       Judicial Appraisal of Shares.  If a demand for payment made by a dissenter as set forth above is unresolved, we may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares and accrued interest.  If we do not commence the proceeding within the 60 day period, we must pay to each dissenter whose demand remains unresolved the amount demanded.  We must commence the proceeding described above in the District Court of the County of Boulder, Colorado.  We must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Jurisdiction in which the proceeding is commenced is plenary and exclusive.  One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value.  The appraisers will have the powers described in the court order appointing them.  The parties to the proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, to exceed the amount paid by us, or for the fair value, plus interest, of a dissenter's shares for which we elected to withhold payment.

       The court in an appraisal proceeding will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against us, except that the court may assess costs against all or some of the dissenters, in the amount the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.  The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (a) against us and in favor of any dissenters if the court finds that we did not substantially comply with the procedures for exercise of dissenters' rights set forth in CBCA Article 113; or (b) against either us or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by CBCA Article 113.  If the court finds that the services of counsel for any dissenter were of substantial benefit to the other dissenters similarly situated, and that the fees for those services should not be assessed against us, the court may award to such counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

PROPOSAL NO. 2

NAME CHANGE

If the Asset Sale is approved, we will transfer to Altametrics as part of the sale trademarks, domain names and other property that include the name XFormity.  As a result, we will need to select a new corporate name.  We are requesting the shareholders to authorize our board of directors to adopt a name change for the corporation to such name and at such time as the board of directors may determine to be in our best interest.  As a change of name requires an amendment to our Articles of Incorporation, applicable provisions of the Colorado Business Corporation Act as well as provisions of our Articles of Incorporation require that such an amendment be approved by the Company's shareholders.  If approved by the shareholders, this authorization will continue until and unless subsequently revoked by shareholder action.

       If the Asset Sale is not approved, we will not change our name and the name change amendment would be abandoned.

Vote Required

Approval of the amendment of our Articles of Incorporation to change our corporate name requires that the votes cast in favor of the amendment exceed the votes cast against the amendment.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE NAME CHANGE IS IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.

PROPOSAL NO. 3

REVERSE STOCK SPLIT

Summary of Reverse Split

        The Shareholder Actions include the authorization to undertake, at our discretion in the future, up to a one-for-twenty (1-for-20) Reverse Split of our outstanding shares of Common Stock and outstanding options, warrants and other rights convertible into shares of Common Stock.  The authorization grants the Board of Directors additional authority to implement through one or more additional Reverse Splits a further recapitalization of our outstanding securities, not to exceed in the aggregate a Reverse Split of one-for-twenty (1-for-20).  Once implemented, the Reverse Split would result in each holder of our Common Stock on the Record Date owning fewer shares of Common Stock than they owned immediately before the Reverse Split, and outstanding options, warrants, and other convertible rights will become exercisable to purchase a fewer number of shares of Common Stock at an exercise price per share increased by the factor of the Reverse Split.  Fractional shares, options and warrants will be rounded up to the nearest whole.

        We will be authorized to implement the Reverse Split within the foregoing parameters if we chose to do so at any time and until such time as the authorization is revoked by a majority vote of our shareholders at a future regular or special meeting of the our shareholders.  If and when implemented, we will cause our stock transfer agent to provide each Shareholder of record written notice of such implementation together with a description of the effect thereof.

        The Reverse Stock Split will not affect in any manner the rights and preferences of our shareholders.  There will be no change in the voting rights, right to participate in stock or cash dividends, or rights upon the liquidation or dissolution of the Company of holders of Common Stock; nor will the Reverse Split affect in any manner the ability of our shareholders to sell under Rule 144 or otherwise engage in market transactions in accordance with federal and state securities laws.

        The Reverse Stock Split will also result in an automatic adjustment of any and all outstanding options, warrants and other rights exercisable or convertible into shares of our Common Stock.  The adjustment will consist of an increase in the exercise price or conversion value per share by the factor of the Reverse Split and the number of shares issuable upon exercise or conversion will be reduced by the same factor.  For example, if we implement a one-for-two (1-for-2) Reverse Split, an option, warrant or other right exercisable or convertible into 1,000 shares of our Common Stock at an exercise price or conversion value of $1.00 per share immediately before implementation of the Reverse Split would be exercisable or convertible into 500 shares of our Common Stock at an exercise price or conversion value of $2.00 per share immediately after implementation of the Reverse Split.  All other relative rights and preferences of holders of outstanding options, warrants and other rights convertible or exercisable into shares of our common stock shall remain unchanged.

        We believe that the Reverse Split is in the best interest of the Company and our shareholders for several reasons.  First, the Reverse Split will reduce the number of shares outstanding to approximately 2.5 million shares without decreasing the number of our authorized shares, thereby freeing authorized capital for future issuances.  This will permit the Company to undertake a new Business Combination using authorized but unissued shares.

       Additionally, we believe that a Reverse Split, which will result in a higher per share trading price of our Common Stock, will enable us to attract additional interest in our Common Stock from the investment community, and particularly market-makers.  Numerous broker-dealers and investment bankers require that a company's common stock have a minimum public trading price before those broker-dealers or investment bankers will agree to make a market in that security.  As a result, we believe that the Reverse Split has the potential of improving the liquidity of the public market for our Common Stock.

Principal Effects of the Reverse Stock Split

       If approved and implemented, the principal effects of a reverse stock split would include the following:

•	Depending upon the ratio for the reverse stock split selected by the board, up to every twenty (20) outstanding shares of the common stock will be combined into one new share of common stock;
•	The number of shares of common stock issued and outstanding will be reduced proportionately, based upon the ratio selected by the board;
•

The number of shares of common stock into which each outstanding share of preferred stock is convertible will automatically be reduced proportionately, and the per share conversion price shall be correspondingly increased, based on the ratio selected by the board;

•	The total number of shares of common stock and preferred stock the Company is authorized to issue will be unchanged;
•

Appropriate adjustments will be made to stock options exercisable for shares of common stock granted under the Company’s stock option plans to maintain the economic value of the awards, based upon the ratio selected by the board;

•

The number of shares reserved for issuance under the Company’s stock option plans will be reduced proportionately based upon the ratio selected by the board (and any other appropriate adjustments or modifications will be made under the plans); and,

•

Proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of our common stock, which will result in approximately the same aggregate price being required to be paid for the common shares upon exercise of such options or warrants immediately preceding the reverse stock split.

       The common stock resulting from a reverse stock split will remain fully paid and non-assessable. A reverse stock split will not affect the public registration of the common stock under the Securities Exchange Act of 1934.

The reverse stock split will be effected simultaneously for all of our common stock and the exchange number will be the same for all of our common stock. The reverse stock split will affect all of our shareholders uniformly and will not affect any shareholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our shareholders owning a fractional share. As described below, fractional shares resulting from the Reverse Split will be rounded up to the nearest whole share. The reverse stock split is not intended as, and will not have the effect of, a “going private” transaction under Rule 13e-3 of the Securities Exchange Act of 1934, as amended. We will continue to be subject to the periodic reporting requirements of the Exchange Act following the reverse stock split.

The following table summarizes the Company’s pro forma capitalization, as of November 1, 2012, before and after giving effect to a hypothetical reverse stock split of one-for-twenty (1 for 20):

Prior to Reverse Stock Split		After Reverse Stock Split
Common Stock	Preferred Stock		Common Stock	Preferred Stock
Authorized Shares	125,000,000	100,000,000	125,000,000	100,000,000
Shares Issued and Outstanding	53,756,553	-	2,687,827	-
Shares Reserved for Future Issuance:
Equity Compensation Plans	10,751,310	-	537,565	-
Options and Warrants	4,802,642	-	240,132	-
Shares Available for Future Issuance	71,243,447	100,000,000	122,312,173	100,000

Reasons for the Reverse Split

     We believe that the Reverse Split is in the best interest of the Company and our shareholders for several reasons.  First, there are issued and outstanding an aggregate of approximately 53,756,553 million shares of our common stock and a total of approximately 4,802,642 million warrants and options to purchase our common stock.  This will nearly exhaust our authorized capital and will preclude our Board of Directors from being able to issue additional shares in the future as part of future financings or to facilitate one or more acquisitions or other business combinations.  The Reverse Split will reduce the number of shares outstanding without decreasing the number of our authorized shares, thereby freeing authorized capital for future issuances.

     The board believes that it is in the best interest of the Company and its stockholders to approve the Reverse Split proposal in order give the board the authority to implement a Reverse Split intended to increase the Company’s bid price. The Company does not currently comply with the requirements for initial listing on either the NASDAQ Global Market or the American Stock Exchange (now called the NYSE MKT, LLC) under any of the alternative listing standards.  It is unlikely that the Reverse Split will enable the Company to comply with the listing standards of these listing media.

     The board believes that the Reverse Split and anticipated increase in the per-share price of the common stock should also enhance the acceptability and marketability of the common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of the common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase the common stock.

     Although the board believes that a Reverse Split may be in the best interests of the Company and its stockholders, if implemented, the Reverse Split may result in some stockholders owning “odd-lots” of less than 100 shares. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

     The company cannot assure you that the Reverse Split will have any of the desired consequences described above.

Certain Risk Factors Associated with the Reverse Split

     There can be no assurance that the total market capitalization of the Company’s common stock (the aggregate value of all the Company’s common stock at the then market price) after the proposed Reverse Split will be equal to or greater than the total market capitalization before the proposed Reverse Split or that the per share market price of the Company’s common stock following the Reverse Split will either equal or exceed the current per share market price.

     There can be no assurance that the market price per new share of the Company’s common stock after the Reverse Split will remain unchanged or increase in proportion to the reduction in the number of old shares of the Company’s common stock outstanding before the Reverse Split. Accordingly, the total market capitalization of the Company’s common stock after the proposed Reverse Split may be lower than the total market capitalization before the proposed Reverse Split and, in the future, the market price of the Company’s common stock following the Reverse Split may not exceed or remain higher than the market price prior to the proposed Reverse Split.

     If the Reverse Split is effected, the resulting per share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of the Company’s common stock may not improve.

     While the board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Company’s common stock may not necessarily improve.

     A decline in the market price of the Company’s common stock after the Reverse Split may result in a greater percentage decline than would occur in the absence of a Reverse Split, and the liquidity of the Company’s common stock could be adversely affected following such a Reverse Split.

     If the Reverse Split is effected and the market price of the Company’s common stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Split. The market price of the Company’s common stock will, however, also be based upon the Company’s performance and other factors, which are unrelated to the number of shares outstanding. Furthermore, the reduced number of shares that would be outstanding after the Reverse Split could adversely affect the liquidity of the Company’s common stock.

Determination of Reverse Split Ratio

     In asking the stockholders to approve the Reverse Split, the board is also asking the stockholders to grant to the board the authority to set the ratio for the Reverse Split (provided it is not greater than 1:20) immediately prior to the consummation of the Reverse Split. Fluctuations in the market price of the Company’s common stock prior to the time that the Company could effect the Reverse Split require that the board have the flexibility to set the exact ratio of the Reverse Split (provided it is not greater than 1:20) immediately prior to the consummation of the Reverse Split in order to attempt to achieve the objectives of the Reverse Split. The board will set the ratio for the Reverse Split, delay or abandon the Reverse Split as it determines is advisable considering relevant market conditions from time to time. If the Company is able to complete a significant placement of securities with one or more institutional investors in the foreseeable future, the Company anticipates that it will consult with those institutional investors at the time of the private placement with respect to the appropriate Reverse Split ratio. The board believes that approval of this discretion, rather than approval of a specific ratio, provides the board with maximum flexibility to react to current market conditions and to the needs of prospective investors in the Company, and to therefore act in the best interests of the Company and its stockholders. In setting the ratio for the Reverse Split, the intention of the board is to increase the stock price to a price that will best accomplish the goals of the Reverse Split, as discussed above.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

     If the Board of Directors decides to implement a reverse stock split, the Company will not be required to file with the Secretary of State of the State of Colorado a certificate of amendment to the Company’s Certificate of Incorporation (as previously amended). A reverse stock split will become effective at the time and on the date approved by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for trading of our common stock ex-dividend, which will be referred to as the “effective time” and “effective date,” respectively. Beginning at the effective time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split.

     Some of the Company’s registered stockholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent, Corporate Stock Transfer (the “Transfer Agent”), as soon as practicable after the effective date of the Reverse Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your shares of the common stock (“Old Certificates”) to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of common stock as a result of the Reverse Split (“New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Transfer Agent. Consequently, you will need to surrender your Old Certificate(s) before you will be able to sell or transfer your stock.

     Stockholders will then receive a New Certificate or certificates representing the number of whole shares of common stock into which their shares of common stock have been converted as a result of the Reverse Split (“New Common Stock”). Until surrendered, outstanding Old Certificates held by stockholders will be deemed to be canceled and only to represent the number of whole shares of New Common Stock to which these stockholders are entitled.

     Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates evidencing shares of New Common Stock.

     If an Old Certificate has a restrictive legend on the back of the Old Certificate, a New Certificate evidencing shares of New Common Stock will be issued with the same restrictive legends, if any, that are on back of the Old Certificate(s).

     All expenses of the exchange will be borne by the Company.

     Stockholders should not destroy any stock certificate(s). You should not send your Old Certificates to the Transfer Agent until you have received the letter of transmittal.

Effect on the Company’s Stock Options and Warrants

     The number of shares reserved for issuance under the Company’s outstanding options will be reduced proportionately based on the Reverse Split ratio selected by the board. In addition, the number of shares issuable upon the exercise of options outstanding under any of those derivative securities will be decreased and the exercise price for such options will be increased based on the Reverse Split ratio selected by the board and according to the requirements of the Code. In connection with the Reverse Split, the number of shares of common stock issuable upon exercise or conversion of outstanding stock options will be rounded up to the nearest whole share.

     The number of shares of common stock issuable upon the exercise of the Company’s outstanding warrants will be proportionately decreased and the exercise price for such warrants will be proportionately increased, in each case based on the Reverse Split ratio selected by the board.

No Fractional Shares

     No scrip or fractional share certificates will be issued in connection with the reverse stock split. Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of our common stock not evenly divisible by the Reverse Split ratio will be entitled, upon surrender of certificate(s) representing such shares, to receive an additional whole share.

Authorized Shares

     The reverse stock split would not change the number of authorized shares of our common stock designated in our Articles. Therefore, because the number of issued and outstanding shares of our common stock would decrease, the number of shares available for issuance under our authorized pool of common stock would increase from approximately 71,243,447 million shares to 122,312,173 million shares, assuming a hypothetical one-for-twenty Reverse Split.

     These additional shares would be available for issuance from time to time for corporate purposes such as raising additional capital, making strategic acquisitions, entering into collaborative and licensing arrangements and employee recruitment and retention. We believe that the availability of the additional common shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Our future revenue may be insufficient to support the expenses of our operations and the planned expansion of our business. We therefore may need additional equity capital to finance our operations. We may seek to obtain such equity capital through the issuance of common stock or securities convertible into common stock. We have no present plan, commitment, arrangement, understanding or agreement regarding issuance of these additional shares of common stock. The issuance of a substantial number of additional common shares may result in dilution of your ownership interest in the Company.

Potential Anti-Takeover Effect

     The proposed Reverse Split is not part of any plan to adopt a series of amendments having an anti-takeover effect, and the Company’s management presently does not intend to propose anti-takeover measures in future proxy solicitations. Subject to the limitations of Nevada law, it could be possible to use the additional shares of common stock that would become available for issuance if the Reverse Split is approved to oppose a hostile takeover attempt or delay or prevent changes of control of the Company or changes in or removal of our management, including transactions that are favored by a majority of the independent shareholders or in which the shareholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, our board of directors could, without further shareholder approval, strategically sell shares of our common stock in a private transaction to purchasers who would oppose a takeover or favor our current board of directors. The Reverse Split is not being proposed in response to any effort, nor are we aware of any effort, to accumulate shares of our common stock or obtain control of the Company.

     Our Articles and bylaws contain certain provisions that could make it more difficult for a third party to acquire a controlling interest without the consent of our board. These provisions may delay or prevent a change of control, even if the change of control would benefit the shareholders. In addition, the authority granted to the board by our Articles to issue shares of preferred stock and fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of the shares of any series so established could be used to delay or prevent a change of control. None of these provisions would be affected by the Reverse Split.

Other Effects on Outstanding Shares

   If the Reverse Split is implemented, the rights and preferences of the outstanding shares of our common stock would remain the same after the Reverse Split. Each share of common stock issued pursuant to the reverse stock split would be fully paid and non-assessable.

     In addition, the Reverse Split would result in some shareholders owning “odd-lots” of fewer than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Accounting Effects of the Reverse Split

     Following the effective time of the Reverse Split, the par value of our common stock will remain at $.001 per share. The number of outstanding shares of common stock will be reduced by a factor of up to 95%, not taking into account additional shares that may be issued as a result of rounding up to the nearest whole share any fractional shares that otherwise would result from the Reverse Split. Accordingly, the aggregate par value of the issued and outstanding shares of our common stock, and therefore the stated capital associated with our common stock, will be reduced, and the additional paid-in capital (capital paid in excess of the par value) will be increased in a corresponding amount for statutory and accounting purposes. If the Reverse Split is effected, all share and per share information in our financial statements will be restated to reflect the Reverse Split for all periods presented in our future filings, after the effective time of the amendment, with the SEC, as applicable. Shareholders’ equity will remain unchanged.

Public Trading – New Ticker Symbol

     If our shareholders approve the Reverse Split and our board of directors subsequently elects to implement a Reverse Split, it is likely that the Reverse Split will be implemented at a point in time when the Company’s shares of common stock are still trading on the Over-The-Counter Market and quoted on the OTC Electronic Bulletin Board or the OTC Market, Inc.’s OTC.QB or OTC.Pink.  As a result, in order to implement a Reverse Split, our board of directors will be required to notify the FINRA of the Reverse Split, the desired Reverse Split ratio, and other information that the FINRA will require in order to approve and implement the split.  In addition, the Company will notify the FINRA of the effective date of the Reverse Split, which will be deemed a “dividend distribution date” notwithstanding the fact that there will, in fact, be no distribution to our shareholders.  Once the FINRA has approved the Reverse Split, it may, but is not required to assign to the Company’s post Reverse Split common stock a new trading ticker symbol.  If FINRA elects to assign a new ticker symbol, we have no way to request any particular ticker symbol and no way to influence the FINRA’s selection of a new ticker symbol for our post Reverse Split shares.  Once the effective date has been established and the new ticker symbol assigned, we will publish a press release informing our shareholders and other members of the investment community of the effective date of the Reverse Split and the Company’s new post-split ticker symbol.  On the effective date of the Reverse Split, our shares will begin trading under the new ticker symbol and the trading price, number of shares, market capitalization and other share and per share information pertaining to the Company’s shares of common stock will reflect the post Reverse Split ratios.

No Appraisal Rights

     Stockholders do not have appraisal rights under Nevada Revised Statutes or under the Company’s Articles of Incorporation (as amended) in connection with the Reverse Split.

Reservation of Right to Abandon Reverse Stock Split

     The company reserves the right to abandon the Reverse Split without further action by the stockholders at any time before the effectiveness of the Reverse Split.

Circular 230 Tax Disclosures

     Certain federal income tax consequences of the proposed transactions described herein are discussed below in the Sections entitled “Certain Federal Income Tax Consequences of the Reverse Stock Split”.  These discussions are based upon the Internal Revenue Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The company has not and will not request a ruling from the Internal Revenue Service, nor an opinion of counsel, regarding these tax issues. Further, these discussions do not address all federal income tax consequences that may be relevant to a particular holder of shares of common stock or options or warrants to acquire common stock, or any foreign, state or local tax considerations.

     The following disclosures are intended to comply with applicable Treasury Regulations. The discussions of certain federal income tax consequences referenced above and set forth below are not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer. These discussions of certain federal income tax consequences are not written to support the promotion or marketing of the transactions described herein. Accordingly, holders of common stock and warrants and options to acquire common stock are strongly urged to seek advice based on each holder’s own particular circumstances from an independent tax advisor.

Certain Federal Income Tax Consequences of a Reverse Stock Split

     The following is a summary of the material U.S. federal income tax consequences of a reverse stock split. This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, published statements by the Internal Revenue Service and other applicable authorities in effect as of the date of this Information Statement, all of which are subject to change, possibly with retroactive effect. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. Further, it does not address any state, local or foreign income or other tax consequences. This summary also assumes that the shares of common stock held immediately prior to the effective time of the Reverse Split were, and the new shares received will be, held as a “capital asset,” as defined in the Internal Revenue Code (generally, property held for investment).

     The company believes that the material U.S. federal income tax consequences of a reverse stock split would be as follows:

•	The Company will not recognize any gain or loss as a result of the Reverse Split.
•	Stockholders will not recognize any gain or loss as a result of the Reverse Split.
•

The aggregate adjusted basis of the shares of each class of the common stock held following the Reverse Split will be equal to the stockholder’s aggregate adjusted basis immediately prior to the Reverse Split.

•

A stockholder’s holding period for the common stock the stockholder continues to hold after the Reverse Split will include the holding period for the common stock held immediately prior to the Reverse Split.

          The Company’s beliefs regarding the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts. Accordingly, the Company urges stockholders to consult with their personal tax advisors with respect to all of the potential tax consequences of the Reverse Split.

Vote Required

Approval of the amendment of our Articles of Incorporation to change our corporate name requires that the votes cast in favor of the amendment exceed the votes cast against the amendment.

Approval of the Board of Directors and Shareholders

THE BOARD OF DIRECTORS OF THE COMPANY, AFTER CAREFUL CONSIDERATION, HAS APPROVED THE REVERSE SPLIT AND HAS RECOMMENDED THAT THE COMPANY'S SHAREHOLDERS VOTE FOR ITS ADOPTION.

OTHER MATTERS

        The board of directors knows of no business to be brought before the special meeting other than as set forth above.  If, however, any other matters properly come before the special meeting, it is the intention of the person's named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

        Whether or not you expect to be present at the meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you wish to attend the meeting and wish to vote in person, you may withdraw your proxy.

Documents Incorporated by Reference

This proxy statement incorporates documents by reference.  The Securities and Exchange Commission allows us to "incorporate by reference" documents that we have filed with it, which means that we can disclose important information to you by referring you to those documents.  The documents contain important information about us and our finances.

The following documents, which we have filed with the Securities and Exchange Commission (File No. 000-23391), are incorporated by reference into this proxy statement:

•

Annual Report on Form 10-K for the fiscal year ended June 30, 2012, as filed with the Securities and Exchange Commission on October 9, 2012, as amended on October 17, 2012, as further amended on October 18, 2012, and as further amended on November 2, 2012.

•

Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, as filed with the Commission on December 7, 2012.

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, a copy of any or all of the documents incorporated by reference herein, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates.  Requests for copies should be directed to XFormity Technologies, Inc., 4100 Spring Valley Road, Suite #800, Dallas, TX  75244.   If you would like to request documents from us, please do so by ________________ to receive them before the special meeting.

Additional Information

We file annual, quarterly and special reports, proxy statements and other information with the Commission.  You may read and copy any document we file at the Commission's Public Reference Rooms in Washington, D.C.  Please call the Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms.  You can also obtain copies of our Commission filings by going to the Commission's Website at http://www.sec.gov.

By Order of the Board of Directors

_______________________________________
________________, Secretary

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS OF XFORMITY TECHNOLOGIES, INC.

We have prepared certain pro forma combined condensed financial information to assist readers in understanding the nature and effect of the sale of our business assets on the financial statements of XFormity. The following unaudited pro forma condensed statement of operations for the year ended June 30, 2012 is presented as if the disposition of our business assets had occurred on July 1, 2011 and eliminates the results of operations associated with the business assets. The unaudited pro forma condensed balance sheet presents our balance sheet as if the disposition had occurred on June 30, 2012.

We have adjusted the historical consolidated financial information to give effect to pro forma events that are directly attributable to the sale and factually supportable. You should read this information in conjunction with the:

*	accompanying notes to the Unaudited Pro Forma Combined Condensed Financial Statements; and
*	separate historical financial statements of XFormtiy as of and for the year ended June 30, 2012 and three months ended September 30, 2012 incorporated by reference in this proxy statement.

The unaudited pro forma condensed financial information is presented for informational purposes only. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the sale been completed at the dates indicated. In addition, the unaudited pro forma combined condensed financial information does not purport to be indicative of the future financial position or operating results of XFormity.

XFORMITY TECHNOLOGIES, INC
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
	(Unaudited)	Pro Forma
ASSETS	June 30, 2012	Adjustments		Pro Forma
Current assets			Note
Cash	$ 85,753	15,984	(A)	101,737
Accounts receivable	186,313	(186,313)	(B)	-
Prepaid expenses	3,466	-		3,466
Assets held for sale	31,286	(31,286)	(C)	-
Total current assets	306,818	(201,615)		105,203
TOTAL ASSETS	$ 306,818	$ (201,615)		$ 105,203
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable	$ 2,714	-		2,714
Accrued expenses	244,441	(244,441)	(D&C )	-
Convertible debentures	1,206,763	(1,206,763)	(D)	-
Liabilities associated with assets held for sale	472,420	(472,420)	(C)	-
Total Liabilities (Current)	1,926,338	(1,923,624)		2,714
STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock	5,376			5,376
Additional paid-in capital	6,933,117			6,933,117
Accumulated deficit	(8,558,013)	1,722,009	(E)	(6,836,004)
TOTAL STOCKHOLDERS' EQUITY/(DEFICIT)	(1,619,520)	1,722,009		102,489
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)	$ 306,818	$ (201,615)		$ 105,203
WORKING CAPITAL				$ 102,489
TOTAL ASSETS				$ 105,203
STOCKHOLDERS' EQUITY/(DEFICIT)				$ 102,489
(A)	To adjust cash assuming the sale occurred at the beginning of the period.
(B)				It is assumed there were no operations for the entire period, thus no trade accounts receivable would exist at the end of the period.
(C)				It is assumed there was a sale on the first of the period, all assets or liabilities related to the sold business component would not be on the ending balance sheet
(D)				It is assumed funds from sale to Altametrics are used to pay off all convertible debt and accrued interest prior to the beginning of the period.
(E)

There is a positive impact to accumulated deficit relating to the gain on the sale to Altametrics because the cash proceeds and liabilities assumed exceeded the carrying value of assets disposed of.  The adjustment is made to Accumulated deficit to balance.

(F)				Based on projected cash flows, it is assumed that with the payments for the principle and accrued interest on the debentures, there would be insufficient cash flows to cover obligations.

XFORMITY TECHNOLOGIES, INC
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(Unaudited)	Pro Forma
ASSETS	September 30, 2012	Adjustments	Pro Forma
Current assets
Cash	198,296	(198,296)	(A)	-
Accounts receivable	97,402	(97,402)	(B)	-
Prepaid expenses	17,689	-	17,689
Assets held for sale	27,532	(27,532)	(C)	-
Total current assets	340,919	(323,230)	17,689
TOTAL ASSETS	$ 340,919	$ (323,230)	$ 17,689
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable	6,350	113,618	(F)	119,968
Accrued expenses	271,813	(271,813)	(D&C)	-
Convertible debentures	1,206,763	(1,206,763)	(D)	-
Liabilities associated with assets held for sale	319,501	(319,501)	(C)	-
Total Liabilities (Current)	1,804,427	(1,684,459)	119,968
STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock	5,376	5,376
Additional paid-in capital	6,933,117	6,933,117
Accumulated deficit	(8,402,001)	1,361,229	(E)	(7,040,772)
TOTAL STOCKHOLDERS' EQUIT/(DEFICIT)	(1,463,508)	-	(102,279)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)	$ 340,919	-	$ 17,689
WORKING CAPITAL	$ (102,279)
TOTAL ASSETS	$ 17,689
STOCKHOLDERS' EQUITY/(DEFICIT)	$ (102,279)
(A) To adjust cash assuming the sale occurred at the beginning of the period.
(B) It is assumed there were no operations for the entire period, thus no trade accounts receivable would exist at the end of the period.
(C) It is assumed there was a sale on the first of the period, all assets or liabilities related to the sold business component would not be on the ending balance sheet
(D) It is assumed funds from sale to Altametrics are used to pay off all convertible debt and accrued interest prior to the beginning of the period.

(E)  There is a positive impact to accumulated deficit relating to the gain on the sale to Altametrics because the cash proceeds and liabilities assumed exceeded the carrying value of assets disposed of.  The adjustment is made to Accumulated deficit to balance.

(F) Based on projected cash flows, it is assumed that with the payments for the principal and accrued interest on the debentures, there would be insufficient cash flows to cover obligations.

XFORMITY TECHNOLOGIES, INC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended	Pro forma
	September 30, 2012	Adjustments		Pro Forma

Revenues	254,838	(254,838)	C	(0)

Expenses
Operational expenses	74,284	(74,284)	C	(0)

Software development	137,463	(137,463)	C	0

Marketing and sales	33,040	(33,040)	C	0

General and administrative	126,271	(77,452)	C	48,819
Total expenses	371,058	(322,239)	C	48,819

(Loss) from operations	$ (116,221)	$ (67,401)	C	$ (48,819)
Other expense(income)
Income (loss) from discontinued operations	-	232,210	C	-
Change in fair value of derivatives
Sale of non-exclusive license	300,000	(67,790)	C
Interest expense - net	(28,517)	1,143	C	-
State income taxes	754	(754)	C	-
Elimination of other expense (income) items
as they would have occurred prior to the
start of the current period		(437,046)	C	-
Total other income (expense)	272,237	(272,237)		-

Net income (loss) attributable to shareholders	$ 156,016	(204,836)		$ (48,819)

Income (loss) per common share - basic and diluted	$ 0.00			$ 0.00

Weighted average shares outstanding - basic and diluted	53,756,553			53,756,553

Note C:  To eliminate revenue and expenses associated with the operation of XFormity, Inc. as it is assumed the transaction with Altametrics closed prior to the start of the current periods

XFORMITY TECHNOLOGIES, INC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended	Pro forma
	September 30, 2011	Adjustments		Pro Forma

Revenues	396,452	(396,452)	C	-
Expenses				-
Operational expenses	147,677	(147,677)	C	(0)
Software development	95,678	(95,678)	C	-
Marketing and sales	31,684	(31,684)	C	-
General and administrative	112,392	(86,189)	C	26,203
Total expenses	387,431	(361,228)	C	26,203
(Loss) from operations	9,021	(35,224)	C	(26,203)
Other expense(income)
Income (loss) from discontinued operations		31,111	C	-
Change in fair value of derivatives	55,955	-		-
Sale of non-exclusive license
Interest expense - net	(87,033)	2,452	C	-
State income taxes	(1,661)	1,661	C	-
Elimination of other expense (income) items
as they would have occurred prior to the
start of the current period		(2,485)	C	-
Total other income (expense)	(32,739)	32,739		-
Net income (loss) attributable to shareholders	(23,718)	(2,485)		(26,203)
Income (loss) per common share - basic and diluted	$ 0.00			$ 0.00
Weighted average shares outstanding - basic and diluted	53,339,977			53,339,977

Note C:  To eliminate revenue and expenses associated with the operation of XFormity, Inc. as it is assumed the transaction with Altametrics closed prior to the start of the current periods

XFORMITY TECHNOLOGIES, INC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended	Pro forma
	June 30, 2012	Adjustments		Pro Forma
Revenues	1,499,004	(1,499,004)	C	-

Expenses
Operational expenses	448,721	(448,721)	C	-

Software development	439,082	(439,082)	C	-

Marketing and sales	104,980	(104,980)	C	-

General and administrative	423,926	(365,976)	C	57,950
Total expenses	$ 1,416,709	$(1,358,759)	C	$ 57,950

Profit (Loss) from operations	$ 82,295	$ (140,245)	C	$ (57,950)
Other expense(income)
Income from discontinued operations		129,742	C	-
Change in fair value of derivatives	514,086	-		-
Debt forgiveness from legal obligation

Interest expense - net	(320,926)	5,167	C	-
State income taxes	(5,336)	5,336	C	-
Elimination of other expense (income) items
as they would have occurred prior to the
start of the current period		(328,069)
Total other income (expense)	187,824	(187,824)		-

Net Profit (loss)	270,119	(328,069)		(57,950)

Income (loss) per common share - basic and diluted	$ 0.01			$ 0.01

Weighted average shares outstanding - basic and diluted	53,646,854			53,646,854

Note C:  To eliminate revenue and expenses associated with the operation of XFormity, Inc. as it is assumed the transaction with Altametrics closed prior to the start of the current periods.

XFORMITY TECHNOLOGIES, INC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended	Pro forma
	June 30, 2011	Adjustments		Pro Forma
Revenues	1,806,869	(1,806,869)	C	-

Expenses
Operational expenses	640,337	(640,337)	C	-

Software development	456,780	(456,780)	C	-

Marketing and sales	283,096	(283,096)	C	-

General and administrative	435,110	(364,674)	C	70,436
Total expenses	$ 1,815,323	$(1,744,887)	C	$ 70,436

Profit (Loss) from operations	$ (8,454)	$ (61,982)	C	$ (70,436)
Other expense(income)
Income from discontinued operations		(86,528)	C	-
Change in fair value of derivatives	106,262			-
Debt forgiveness from legal obligation	-
	250,000			-
Interest expense - net	(154,892)	148,971	C	-
State income taxes	461	(461)	C	-
Elimination of other expense (income) items
as they would have occurred prior to the
start of the current period		(263,813)
Total other income (expense)	201,831	(201,831)		-

Net Profit (loss)	193,377	(263,813)		(70,436)

Income (loss) per common share - basic and diluted	$ 0.00			$ 0.00

Weighted average shares outstanding - basic and diluted	51,931,553			51,931,553

Note C:  To eliminate revenue and expenses associated with the operation of XFormity, Inc. as it is assumed the transaction with Altametrics closed prior to the start of the current periods.